PURCHASE AND ASSUMPTION AGREEMENT


                                     between


                             NEW YORK COMMUNITY BANK


                                       and


                                SUN NATIONAL BANK



                          dated as of September 3, 2003

                                Table of Contents

                                                                                                               Page
                                                                                                               ----

Article 1            Defined Terms................................................................................1
      Section 1.1.   Defined Terms................................................................................1
Article 2            Transfer of Assets and Liabilities...........................................................5
      Section 2.1.   Transferred Assets and Liabilities...........................................................5
      Section 2.2.   Purchase Price...............................................................................7
      Section 2.3.   Deposit Liabilities..........................................................................8
      Section 2.4.   Loans Transferred...........................................................................11
      Section 2.5.   Employee Matters............................................................................12
      Section 2.6.   Records and Data Processing, etc............................................................12
      Section 2.7.   Security and Insurance......................................................................13
      Section 2.8.   Tax Matters; Proration of Certain Expenses..................................................13
      Section 2.9.   Transition..................................................................................15
      Section 2.10   Title Insurance and Survey for Real Property................................................17
Article 3            Closing and Effective Time..................................................................17
      Section 3.1.   Effective Time..............................................................................17
      Section 3.2.   Closing.....................................................................................18
      Section 3.3.   Post-Closing Adjustments....................................................................19
Article 4            Indemnification.............................................................................20
      Section 4.1.   Seller's Indemnification of Purchaser.......................................................20
      Section 4.2.   Purchaser's Indemnification of Seller.......................................................21
      Section 4.3.   Claims for Indemnity........................................................................21
      Section 4.4.   Limitations on Indemnification..............................................................22
      Section 4.5.   Investigation...............................................................................22
Article 5            Representations and Warranties of Seller....................................................22
      Section 5.1.   Corporate Organization......................................................................23
      Section 5.2.   Authority...................................................................................23
      Section 5.3.   Non-Contravention...........................................................................23
      Section 5.4.   Compliance with Law; Permits................................................................23
      Section 5.5.   Legal Proceedings...........................................................................24
      Section 5.6.   Brokers.....................................................................................24
      Section 5.7.   Personal Property and Leasehold Improvements................................................24
      Section 5.8.   Branch Offices..............................................................................24
      Section 5.9.   Employees...................................................................................25
      Section 5.10.  Assumed Contracts...........................................................................25
      Section 5.11.  Loans.......................................................................................26
      Section 5.12.  Environmental Matters.......................................................................26
      Section 5.13.  Financing Available.........................................................................27
      Section 5.14.  Fiduciary Obligations.......................................................................27
      Section 5.15.  Regulatory Matters..........................................................................27
Article 6            Representations and Warranties of Purchaser.................................................28
      Section 6.1.   Corporate Organization......................................................................28
      Section 6.2.   Authority...................................................................................28
      Section 6.3.   Non-Contravention...........................................................................28
      Section 6.4.   Legal Proceedings...........................................................................28
      Section 6.5.   No Brokers..................................................................................28
      Section 6.6.   Regulatory Matters..........................................................................29
      Section 6.7.   Financing Available.........................................................................29
Article 7            Obligations of Parties Prior to and After Effective Time....................................29
      Section 7.1.   Access to Branch Offices....................................................................29
      Section 7.2.   Regulatory Approvals and Real Property Lease Approvals......................................30
      Section 7.3.   Conduct of Business; Maintenance of Properties..............................................30
      Section 7.4.   Branch Office Operations....................................................................30
      Section 7.5.   Corporate and Other Consents................................................................31

                                       i



      Section 7.6.   Data Processing Services; Delivery of Records...............................................32
      Section 7.7.   Public Announcements........................................................................32
      Section 7.8.   Tax Reporting...............................................................................32
      Section 7.9.   Excluded Asset Removal; Change of Name......................................................33
      Section 7.10.  Further Assurances..........................................................................33
      Section 7.11.  Insurance...................................................................................33
      Section 7.12.  Notices of Default..........................................................................33
      Section 7.13.  Covenant of Non-solicitation and Non-Competition............................................33
      Section 7.14.  Settlement Operations after Closing.........................................................34
      Section 7.15.  IRA and Keogh Accounts......................................................................35
      Section 7.16.  Training and Customer Assistance............................................................34
      Section 7.17.  Due Diligence/Environmental Matters/Building Systems........................................35
      Section 7.18.  Damage or Destruction.......................................................................37
Article 8            Conditions to Purchaser's Obligations.......................................................37
      Section 8.1.   Representations and Warranties True.........................................................37
      Section 8.2.   Obligations Performed.......................................................................38
      Section 8.3.   Regulatory Approvals, Real Property Lease Agreements and Other
                     Non-Regulatory Consents.....................................................................38
      Section 8.4.   Orders......................................................................................38
      Section 8.5.   Receipt of Occupancy Permits................................................................37
Article 9            Conditions to Seller's Obligations..........................................................38
      Section 9.1.   Representations and Warranties True.........................................................38
      Section 9.2.   Obligations Performed.......................................................................39
      Section 9.3.   Regulatory Approvals, Real Property Lease Agreements and Other
                     Non-Regulatory Consents.....................................................................39
Article 10           Termination.................................................................................39
      Section 10.1.  Methods of Termination......................................................................39
      Section 10.2.  Procedure Upon and Effect of Termination....................................................39
Article 11           Miscellaneous Provisions....................................................................40
      Section 11.1.  Expenses....................................................................................40
      Section 11.2.  Amendment and Modification..................................................................40
      Section 11.3.  Waiver or Extension.........................................................................40
      Section 11.4.  Successors and Assigns......................................................................40
      Section 11.5.  Confidentiality.............................................................................40
      Section 11.6.  Addresses for Notices, Etc..................................................................41
      Section 11.7.  Counterparts; Facsimile.....................................................................42
      Section 11.8.  Headings....................................................................................42
      Section 11.9.  Governing Law...............................................................................42
      Section 11.10. Sole Agreement..............................................................................42
      Section 11.11. Parties in Interest.........................................................................42
      Section 11.12. Specific Performance........................................................................42
      Section 11.13. No Jury Trial...............................................................................42
      Section 11.14. Bulk Sales..................................................................................43
      Section 11.15. Calendar Days and Business Days.............................................................43


Schedules
---------

1.1               Branch Offices
2.1(a)(i)         Purchased Real Property
2.1(a)(ii)        Leasehold Improvements
2.1(a)(iii)       Furniture, Fixtures, Equipment and Other Tangible Personal Property
2.1(a)(iv)        Real Property Lease Agreements
2.1(b)            Excluded Assets
2.3(a)            Deposit Liabilities
2.4(a)            Loans

                                       ii

5.3               Consents
5.8(d)            Documentation
5.8(f)            Expiration Dates
5.9               Employees
5.10              Assumed Contracts
6.3               Consents
7.7               Press Releases



Exhibits
--------

3.2(b)(i)         Lease Assignment
3.2(b)(ii)        Bill of Sale
3.2(b)(iii)       Assignment and Assumption Agreement
3.2(b)(iv)        Officer's Certificate - Seller
3.2(c)            Officer's Certificate - Purchaser
7.2(b)            Form of Real Property Lease Consent

                        PURCHASE AND ASSUMPTION AGREEMENT

         Purchase  and  Assumption  Agreement  (the  "Agreement"),  dated  as of
                                                      ---------
September 3, 2003,  between New York  Community  Bank  ("Seller"),  a  New  York
                                                         ------
State chartered stock savings bank having its principal place of business at 615 Merrick Avenue, Westbury, NY 11590, and Sun National Bank ("Purchaser"), a
                                                                 ---------
national banking association having its principal place of business at 226 Landis Avenue, Vineland, NJ 08360.

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, Seller desires to sell certain assets of, and transfer certain liabilities assigned to, certain Branch Offices of Seller; and

         WHEREAS, Purchaser wishes to purchase such assets and assume such liabilities upon the terms and conditions set forth herein;

         NOW THEREFORE, in consideration of the promises and mutual agreements hereinafter set forth, Seller and Purchaser agree as follows:


Article 1         Defined Terms
---------         -------------


Section 1.1       Defined Terms.

The following terms shall have the meanings ascribed to them for all purposes of this Agreement:

         "Accepting Employee" has the meaning set forth in Section 2.5.
          ------------------

         "ACH Accounts" means deposit accounts  subject to arrangements  between
          ------------
the owners of such  accounts and a third party (each such third  party,  an "ACH
                                                                             ---
Originator",  to be identified  as an "ACH  Originator"  in the test  conversion
----------
tapes to be provided by Seller to Purchaser prior to the Closing and the actual conversion tapes to be provided the day after Closing pursuant to the terms of this Agreement) which directly makes automated clearing house debits and credits, including, but not limited to, social security payments, Federal recurring payments, and other payments debited and/or credited on a regularly scheduled basis to or from such accounts (such payments debited or credited by ACH Originators being referred to herein as "ACH Items").
                                             ---------

         "Acquisition Proposal" has the meaning set forth in Section 7.4
          --------------------

         "ADA" shall mean the United States Americans with Disabilities Act.
          ---

         "Affiliate"  of a  person  means  any  person  directly  or  indirectly
          ---------
controlling or controlled by or under direct or indirect common control with such person. An entity which is not an "Affiliate" at the time of the execution of this Agreement will become an "Affiliate" if, at the time in question, such entity satisfies the definition of "Affiliate".

         "Agreed Property Value" has the meaning set forth in Section 2.2(e).
          ---------------------

         "Agreement" has the meaning set forth in the opening  paragraph of this
          ---------
Agreement.

         "Allocation" has the meaning set forth in Section 2.2(f)(ii).
          ----------

         "Assignment  and  Assumption  Agreement"  has the  meaning set forth in
          --------------------------------------
Section 3.2(b)(v).

         "Assumed Contracts" shall have the meaning set forth in Section 5.10.
          -----------------

         "ATMs" means automated teller machines.
          ----

         "BIF" means the Bank Insurance Fund.
          ---

         "Bill of Sale" has the meaning set forth in Section 3.2(b)(iv).
          ------------

         "Branch Employees" has the meaning set forth in Section 5.9.
          ----------------

         "Branch  Offices" means Seller's  Branch Offices listed on Schedule 1.1
          ---------------
attached hereto and made a part hereof.

         "Business  day" means a day on which Seller is open for business  which
          -------------
is not a Saturday or Sunday or days which are typical banking holidays in the State of New Jersey.

         "Building Systems" has the meaning set forth in Section 7.17(b).
          ----------------

         "Closing" and "Closing Date" have the meanings set forth in Section 3.1
          --------------------------

         "Code" has the meaning set forth in Section 2.2(f).
          ----

         "Coins and Currency" has the meaning set forth in Section 2.1(a)(ix).
          ------------------

         "Damages" has the meaning set forth in Section 4.1(a).
          -------

         "Deposit Liabilities" has the meaning set forth in Section 2.3(a).
          -------------------

         "Deposit Premium" has the meaning set forth in Section 2.2(a)(i).
          ---------------

         "Disputed  Physical  Defects"  has the  meaning  set  forth in  Section
          ---------------------------
7.17(b).

         "Dispute  Resolver"  means  an  independent  accounting  firm or  other
          -----------------
independent third-party mutually acceptable to Purchaser and Seller to act as Dispute Resolver.

         "Effective Time" has the meaning set forth in Section 3.1.
          --------------

         "Encumbrances"   means   all   mortgages,   claims,   charges,   liens,
          ------------
encumbrances, easements, limitations, restrictions, commitments, security interests, pledges or other similar charges or liabilities, whether accrued, absolute, contingent or otherwise, except any of foregoing: (i) for Taxes not yet due or being contested in good faith, (ii) that is a lien of a landlord, licensor, carrier, warehouseman, mechanic, materialsman, or any other statutory lien, in each case arising in the ordinary course of business, (iii) that otherwise does not materially detract from the value of the property as now used or materially interfere with the present use or anticipated continuance of such use of the property, or (iv) to the extent created by or arising from actions of Purchaser. With respect to Real Property, Encumbrance shall not include zoning and subdivision laws and regulations and landmark, historic or wetlands designation, provided that they are not violated by the existing buildings and improvements erected on the property or their use; covenants and easements of record, provided same do not prohibit continued existing use of the premises; consents for the erection of any structure on, under or above any streets on which the Real Property abuts; encroachments of stoops, areas, cellar steps, trim and cornices, if any, upon any street or highway or adjoining property, deminimous encroachments by adjourning upon the Real Property and real estate taxes that are a lien, but are not yet due and payable.

         "Environment Audit" has the meaning set forth in Section 7.17(c).
          -----------------

         "Environmental Laws" has the meaning set forth in Section 5.12.
          ------------------

         "Escheatable  Deposits"  means  deposits  held  on the  Last  Close  of
          ---------------------
Business at the Branch Offices which, in the absence of any claim by the depositor thereof, are or will become subject to escheat, in the calendar year in which the Closing occurs, to the State of New Jersey or any other state pursuant to applicable escheat and unclaimed property laws.

         "Excluded Assets" has the meaning set forth in Section 2.1(b).
          ---------------

         "Excluded Branch" has the meaning set forth in Section 7.17(c).
          ---------------

         "Excluded  Deposit  Liabilities"  has the  meaning set forth in Section
          ------------------------------
2.3(a).

         "Fair Market Value" has the meaning set forth in Section 2.2 (d).
          -----------------

         "FDIA" has the meaning set forth in Section 5.1.
          ----

         "FDIC" means the Federal Deposit Insurance Corporation.
          ----

         "Federal Funds Rate" has the meaning set forth in Section 3.3(d).
          ------------------

         "Final Allocation" has the meaning set forth in Section 2.2(f)(iii).
          ----------------

         "Indemnified  Party" and  "Indemnitor"  have the  meaning  set forth in
          ------------------        ----------
Section 4.3(b).

         "Initial  Closing  Statement"  has the  meanings  set forth in  Section
          ---------------------------
2.2(c).

         "Interest" has the meaning set forth in Section 2.8(d).
          --------

         "IRA" shall mean an "individual  retirement account" or similar account
          ---
created by a trust for the benefit of any individual or his beneficiaries in accordance with the provisions of Section 408 of the Code.

         "IRS" means the Internal Revenue Service.
          ---

         "ISRA" has the meaning set forth in Section 7.17(a).
          ----

         "Keogh  Account"  shall  mean an  account  created  by a trust  for the
          --------------
benefit of one or more employees or owners or their beneficiaries in accordance with the provisions of Section 401(c) and (d) of the Code.

         "Last  Close  of  Business"  has  the  meaning  set  forth  in  Section
          -------------------------
2.2(a)(i).

         "Leasehold   Improvements"   has  the  meaning  set  forth  in  Section
          ------------------------
2.1(a)(ii).

         "Lease Assignment" has the meaning set forth in Section 3.2(b)(ii).
          ----------------

         "Landlord" has the meaning set forth in Section 7.2(b).
          --------

         "LNA" has the meaning set forth in Section 7.17(a).
          ---

         "Loans" has the meaning set forth in Section 2.4(a).
          -----

         "Marketable" has the meaning set forth in Section 3.2(b)(i).
          ----------

         "Net Book Value" has the meaning set forth in Section 2.2(e).
          --------------

         "Non-conforming Loan" has the meaning set forth in Section 4.1(b).
          -------------------

         "Non-Regulatory Consents" has the meaning set forth in Section 7.5.
          -----------------------

         "Overdrafts" means those overdrafts of the book balance of any accounts
          ----------
constituting Deposit Liabilities and all consumer lines of credit made available to customers of the Branch Offices as protection against the overdrafts of such accounts, which in each instance are evidenced by a pre-approval of such credit and an obligation by the customer to repay such borrowing plus applicable accrued interest.

         "Permitted Exception" has the meaning set forth in Section 5.8(h).
          -------------------

         "Permitted Liens" has the meaning set forth in Section 3.2(b)(i).
          ---------------

         "Personal Property" has the meaning set forth in Section 2.1(a)(iii).
          -----------------

         "Physical Defects" has the meaning set forth in Section 7.17(b).
          ----------------

         "Post-Closing  Balance Sheet" and "Post-Closing  Balance Sheet Delivery
          ---------------------------       ------------------------------------
Date" have the meanings set forth in Section 3.3(a).
----

         "Pre-Closing  Balance Sheet" and "Pre-Closing  Balance Sheet Date" have
          --------------------------       -------------------------------
the meanings set forth in Section 2.2(c).

         "Purchase Price" has the meaning set forth in Section 2.2(a).
          --------------

         "Purchaser" has the meaning set forth in the opening  paragraph of this
          ---------
Agreement.

         "Real Property" has the meaning set forth in Section 2.1(a)(i).
          -------------

         "Real  Property  Lease  Consents"  has the meaning set forth in Section
          -------------------------------
7.2(b).

         "Real Property Lease  Agreements"  has the meaning set forth in Section
          -------------------------------
2.1(a)(iv).

         "Records"  means  originals  or copies of all records and  documents in
          -------
Seller's possession which pertain to and are utilized by Seller to administer, reflect, monitor, evidence or record information respecting (i) the Transferred Assets or (ii) the Deposit Liabilities, including all such records maintained on electronic or magnetic media in the electronic data base system of Seller, or to comply with applicable laws and governmental regulations to which the Deposit Liabilities are subject, including but not limited to Federal Reserve Board Regulation E (12 C.F.R. ss. 205), Federal Reserve Board Regulation CC (12 C.F.R. ss. 229) and applicable unclaimed property and escheat laws.

         "Regulatory Approvals" has the meaning set forth in Section 7.2(a).
          --------------------

         "Repair Estimate" has the meaning set forth in Section 7.17(b).
          ---------------

         "Safe  Deposit   Contracts"  has  the  meaning  set  forth  in  Section
          -------------------------
2.1(a)(vii).

         "Seller"  has the meaning set forth in the  opening  paragraph  of this
          ------
Agreement.

         "Seller Consents" has the meaning set forth in Section 7.5.
          ---------------

         "Tax" or  "Taxes"  shall  include  any of the  following  imposed by or
          ---       -----
payable to any governmental authority: any income, gross receipts, license, payroll, employment, excise, severance, stamp, business, occupation, premium, windfall profits, environmental (including taxes under Section 59A of the Code), capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, or value added tax, any alternative or add-on minimum tax, any estimated tax, and any levy, impost, duty, assessment, withholding or any other governmental charge of any kind whatsoever, in each case including any interest, penalty, or addition thereto, whether disputed or not.

         "Tax  Returns"  means any return or other  report  required to be filed
          ------------
with  respect  to  any  Taxes,   including  declaration  of  estimated  tax  and
information returns.

         "Title Company" has the meaning set forth in Section 2.10.
          -------------

         "Transaction" means the transactions contemplated by this Agreement.
          -----------

         "Transferred Assets" has the meaning set forth in Section 2.1(a)(ix).
          ------------------

Article 2         Transfer of Assets and Liabilities
---------         ----------------------------------


Section 2.1.      Transferred Assets and Liabilities.


         (a) As of the Effective Time and upon the terms and conditions set forth herein, Seller will sell, assign, transfer, convey and deliver to Purchaser free and clear of all Encumbrances, and Purchaser will purchase (or in the case of Deposit Liabilities, assume) from Seller free and clear of all Encumbrances, the following assets and liabilities located at each of the Branch Offices, except as otherwise excluded from sale pursuant to the provisions of subsection (b) below:

                    (i) Marketable (as defined below) fee simple right, title and interest in and to the real estate located at the Branch Offices listed on Schedule 2.1(a)(i) hereto, together with all assignable real property rights and appurtenances pertaining thereto (collectively, the "Real Property");

                    (ii) all   leasehold   improvements   listed   on   Schedule
                         2.1(a)(ii)   at   the   Branch   Offices    ("Leasehold
                                                                       ---------
                         Improvements"),  in an AS IS  condition  and subject to
                         ------------
                         ordinary wear and tear;

                    (iii)furniture,   fixtures,  equipment  and  other  tangible
                         personal property, if any, listed on Schedule 2.1(a)(iii), in an AS IS condition and subject to ordinary wear and tear (collectively, the "Personal
                                                                        --------
                         Property");
                         --------

                    (iv) true copies of the lease  agreements and all amendments for the Atlantic City North and Northfield Branch Offices as set forth on Schedule 2.1(a)(iv) (the "Real
                                                                            ----
                         Property Lease Agreements");
                         -------------------------

                    (v)  all Loans, if any, transferred pursuant to Section 2.4;

                    (vi) the Records;

                    (vii)all lease  contracts  related to rental of safe deposit boxes at the Branch Offices ("Safe Deposit Contracts") and the rented and unrented safe deposit boxes at the Branch Offices including two keys to each unrented safe deposit box;

                    (viii) all Assumed Contracts as set forth at Schedule 5.10;

                    (ix) all coins and currency located at the Branch Offices as of the Effective Time, which shall include any coins and currency in ATMs at the Branch Offices at the Effective Time (the "Coins and Currency") (the assets
                                              -------------------
                         referred to in Subsections (i) through (ix), collectively, the "Transferred Assets"); and
                                            ------------------

                    (x)  the  Deposit  Liabilities,  as set  forth  on  Schedule
                         2.3(a).


         (b) Excluded from the assets, properties and rights being transferred, conveyed and assigned to Purchaser under this Agreement are (i) all proprietary merchandising equipment listed on Schedule 2.1(b) and other assets listed on
Schedule 2.1(b), (ii) Seller's rights in and to its name and the name of its divisions and any of Seller's corporate logos, trademarks, trade names, signs, paper stock, forms and other supplies containing any such logos, trademarks or trade names, (iii) any regulatory licenses or any other licenses and permits identified as nonassignable licenses on Schedule 2.1(b), and (iv) any Loan or Loans which are not the subject of this Agreement pursuant to the operation of
Section  5.11(g)  hereof  (collectively,  the "Excluded  Assets").  Seller shall
                                               ----------------
coordinate with Purchaser to remove the Excluded Assets from the Branch Offices pursuant to Section 7.9 hereof.

         (c) Except for data provided pursuant to Sections 2.1(a), 2.3, 2.4, 2.5, 2.6 and 2.9, all internal reports and data relating to, containing or derived from the operating results of Seller and its affiliates or any subsidiary or division or line of business thereof, whether contained in books, records or other paper format, accessed through the computer and data processing systems of Seller and its affiliates, or otherwise in the possession of Seller, shall remain solely the property of Seller, and nothing contained in this Agreement shall be construed as transferring to or vesting in Purchaser any right or interest in or to such data and information. Purchaser acknowledges that Seller shall be entitled to take all such steps prior to or following the Effective Time as shall be reasonably necessary to effect the foregoing, including taking such actions as are reasonably necessary to ensure that all access to such information at the office of Seller shall be terminated as of the Closing.

Section 2.2.      Purchase Price.

         (a) As consideration for the purchase of the Branch Offices, Purchaser shall pay Seller a purchase price equal to the sum of the following (the "Purchase Price"):

                    (i)  an amount equal to eleven  percent  (11%) (the "Deposit
                                                                         -------
                         Premium"),  of the Deposit Liabilities allocated on the
                         -------
                         records of Seller to the Branch Offices as of the close of business on the last business day preceding the Closing Date (the "Last Close of Business").
                                            ----------------------

                    (ii) the Fair Market Value of the Real Property;

                    (iii)the Agreed  Property  Value of  Personal  Property  and
                         Leasehold Improvements;

                    (iv) the Net Book Value of the Loans as of the Last Close of
                         Business;

                    (v) Seller's prorata prepaid portion of real estate taxes and water and sewer charges, if any, determined as of midnight of the Closing Date for each Branch Office;

                    (vi) any security  deposit and prepaid portion of lease fees paid by Seller under the Real Property Lease Agreements, determined as of midnight of the Closing Date for each Branch Office; and

                    (vii)less the amount of the  Deposit  Liabilities  as of the
                         Last Close of Business; and

                    (viii) less the  aggregate of the pro rata  pre-paid  rental fees collected by Seller related to the Safe Deposit Contracts.

         (b) In addition, Purchaser shall assume, as of the Effective Time, all of the duties, obligations and liabilities of Seller relating to the Deposit
Liabilities transferred as of the Effective Time, excluding any matters associated with such Deposit Liabilities, if any, arising from actions taken or not taken prior to the Effective Time, other than the balances payable as of the Effective Time, and all of the duties, obligations and liabilities of Seller accruing or arising under the Real Property Lease Agreements on or after the Effective Time, but excluding any additional or incremental obligations or liabilities arising from or relating to any breach or violation of such duties, obligations or liabilities.

         (c) Seller shall, in good faith, (i) prepare a balance sheet (the "Pre-Closing Balance Sheet") in accordance with generally accepted accounting
 --------------------------
principles consistently applied (except to the extent that this Agreement provides for any item to be accounted for in a manner other than as consistently applied by Seller) as of a date not earlier than ten (10) business days prior to the Effective Time anticipated by the parties (the "Pre-Closing Balance Sheet
                                                      --------------------------
Date") and a related initial closing statement (the "Initial Closing Statement")
----                                                 -------------------------
reflecting the assets to be sold and assigned hereunder and the liabilities to be transferred and assumed hereunder and (ii) update the appropriate Schedules to this Agreement to reflect changes in the ordinary course of business of the Branch Offices between the date hereof and the Pre-Closing Balance Sheet Date. Such Initial Closing Statement shall be presented to the Purchaser for review not later than five business days prior to the anticipated Effective Time. If the Purchase Price amount to be paid by the Purchaser to the Seller pursuant to
Section  2.2(a),  as reflected  on the Initial  Closing

Statement represents a negative amount, then Seller agrees to pay to Purchaser at the Closing, in immediately available funds by 2:00 P.M. local time by wire transfer, such amount, as reflected on the Initial Closing Statement. If the Purchase Price amount to be paid by the Purchaser to the Seller pursuant to
Section 2.2(a), as reflected on the Initial Closing Statement represents a positive amount, then Purchaser agrees to pay to Seller at the Closing, in immediately available funds by 2:00 P.M. local time by wire transfer, such amount, as reflected on the Initial Closing Statement. Amounts paid at Closing pursuant to this Section 2.2(c) shall be subject to subsequent adjustment based on the Post-Closing Balance Sheet and the Final Closing Statement.

         (d) With respect to Real Property, Fair Market Value shall be the value of each parcel of Real Property listed on Schedule 2.1(a)(i) that is mutually agreed upon by the Seller and Purchaser to be determined within forty-five days of the date of the Agreement. Purchaser and its agents may undertake an inspection of such Real Property and make reasonable requests of information from Seller related to such properties in order to facilitate its determination of such Fair Market Value. In the event the Seller and Purchaser are unable to agree upon the value of any property, the Seller and Purchaser shall each select a qualified licensed appraiser who will in turn select a third licensed appraiser qualified to appraise the properties of the type listed on Schedule 2.1(a)(i). The third licensed appraiser shall appraise the property or properties that the Seller and Purchaser are unable to agree upon and the appraised amount of such third licensed appraiser shall be deemed the Fair Market Value.

         (e) The Personal Property and Leasehold Improvements shall be deemed to have a value of Two Hundred Eighty Thousand Dollars ($280,000) (the "Agreed
                                                                          ------
Property  Value"),  which for all purposes hereof shall be divided equally among
---------------
the Branch Offices. With respect to Loans, Net Book Value is the aggregate principal amount of the Loans, plus accrued and unpaid interest, reduced by any write-downs of loan principal previously taken on such Loans, but such value shall not include any loan loss reserves or general reserves.

         (f) (i) Seller and Purchaser agree to allocate the consideration under this Agreement in such a manner as reasonably determined by Purchaser in accordance with the rules under Section 1060 of the Internal Revenue Code of 1986, as amended (the "Code"), subject to Seller's consent (which consent shall not be unreasonably withheld).

                  (ii) Within ninety (90) days following the Closing, Purchaser shall deliver to Seller a statement setting forth an allocation of the Purchase Price (the "Allocation"). Seller shall have a period of thirty (30) days
              ----------
following receipt of the Allocation in which to review the Allocation and raise any objections that Seller may have. Unless Seller timely objects, the Allocation shall become binding on the parties without further adjustment.

                  (iii)  If  Seller  timely  objects  to  Purchaser's   proposed
Allocation, Seller and Purchaser shall use their best efforts to resolve the disagreement during the ten-day period following Seller's notice of objection. If the disagreement is not resolved during such ten-day period, the dispute shall be referred to a Dispute Resolver, which shall be asked (A) to determine whether it was unreasonable for Seller to withhold its consent to the Allocation proposed by Purchaser and (B) if the Dispute Resolver determines that it was not unreasonable for Seller to withhold such consent, to specify those modifications required to be made so that Purchaser's proposed Allocation would be in accordance with the rules under Section 1060 of the Code. The Allocation proposed by Purchaser, as modified by negotiation between Seller and Purchaser and by any modifications implemented pursuant to the immediately preceding sentence, shall be deemed to be the "Final Allocation". All determinations under
                                     ----------------
this Section 2.2(f)(iii) made by a Dispute Resolver shall be binding upon Purchaser and Seller. Purchaser and Seller shall share equally in the cost of any Dispute Resolver.

                  (iv) Purchaser shall prepare Form 8594 in a manner that reflects the Final Allocation. Seller and Purchaser shall each file such Form 8594 when due.

                  (v) To the extent consistent with applicable law, Seller and Purchaser shall not file any Tax return or other documents or otherwise take any position with respect to Taxes that is inconsistent with the Final Allocation; provided, however, that neither Seller nor Purchaser shall be obligated to
------------------
litigate any challenge by a governmental authority to the Final Allocation.

                  (vi) Seller and Purchaser shall promptly inform one another of any challenge by any governmental authority to any allocation made pursuant to this Section 2.2(f) and agree to consult with and keep one another informed with respect to the state of, and any discussion, proposal or submission with respect to, such challenge.

Section 2.3       Deposit Liabilities.

         (a) For purposes of this Agreement,  "Deposit  Liabilities"  shall mean
                                               --------------------
those deposit liabilities, if any, of Seller that (a) are allocated on the records of Seller to the Branch Offices, (b) Purchaser may legally assume and
(c) are listed on Schedule 2.3(a), subject to change in the ordinary course of business of the Branch Offices between the date as of which such Schedule 2.3(a) is prepared and the Last Business Day, which may consist of (i) demand deposit accounts, excluding any amounts therein that may be temporarily swept into other accounts or investments, (ii) savings deposit accounts, (iii) money market accounts, (iv) certificates of deposit, (v) negotiable order of withdrawal accounts, and (vi) other deposit or savings accounts allocated on the records of Seller to the Branch Offices according to their respective terms as of the Last Close of Business (including Deposit Liabilities with respect to the deposit accounts listed on Schedule 2.3(a) which remain such as of the Last Close of Business), in each case together with interest accrued thereon but unpaid as of the Last Close of Business, provided that Deposit Liabilities shall not include the Excluded Deposit Liabilities. For purposes of this Agreement, "Excluded Deposit Liabilities" shall mean (i) Deposit Liabilities with respect to accounts which are booked by Seller at the Branch Offices and are held by Seller under or pursuant to any judgment, decree or order of any court, (iii) deposits that were erroneously credited to the Branch Offices by Seller, (iv) any deposits subject to or involved in any form of litigation, (v) any deposits as to which assets of Seller have been pledged as security for amounts in excess of the FDIC insured limits, (vi) any Escheatable Deposits, and (vii) Deposit Liabilities not listed on Schedule 2.3(a) (other than Deposit Liabilities which are not listed due to changes in the ordinary course of business of the Branch Offices from the date of such Schedule through the Last Close of Business). Schedule 2.3(a) sets forth the Deposit Liabilities, if any, as of the date set forth on such Schedule, which are subject to changes thereafter in the ordinary course of business of the Branch Offices. For purposes of Section 2.2(a)(i), Deposit Liabilities shall also not include: (i) deposits of federal, state, county, municipal or local governments or governmental agencies and (ii) brokered deposits.

         (b) Except as otherwise expressly provided in this Agreement, neither Purchaser nor any of its Affiliates shall assume pursuant hereto any liabilities, obligations or duties of Seller or any of its Affiliates of any kind or nature, whether or not accrued or fixed, absolute or contingent, existing at the time of or arising out of or relating to acts, events or omissions to act that occurred at or prior to the Closing. Seller shall retain and duly perform any and all such liabilities, obligations or duties other than the Deposit Liabilities and other liabilities expressly assumed by Purchaser at the Closing pursuant to this Agreement.

         (c) Purchaser agrees to pay in accordance with law and customary banking practices all properly drawn and presented checks, drafts and withdrawal orders presented to Purchaser by mail, over the counter or through the check clearing system of the banking industry, by depositors of the accounts assumed by Purchaser hereunder, whether drawn on the checks, withdrawal orders or draft forms provided by Seller or by Purchaser, and in all other respects to discharge, in the usual course of the banking business, the duties and obligations of Seller with respect to the balances due and owing to the depositors whose accounts are assumed by Purchaser hereunder.

         (d) If, after the Effective Time, any depositor, instead of accepting the obligation of Purchaser to pay the Deposit Liabilities assumed hereunder, shall demand payment from Seller for all or any part of any such assumed Deposit Liabilities, Seller shall not be liable or responsible for making any such payment, except as provided by law. However, if Seller shall pay the same, Purchaser agrees to reimburse Seller for any such payments except to the extent that Purchaser has theretofore also made payments to such depositor with respect to such Deposit Liabilities, has theretofore offset such Deposit Liabilities against amounts owed by such depositor to Purchaser or such claim exceeds the Deposit Liabilities for such depositor based upon records maintained by the Purchaser. Seller and Purchaser shall make arrangements to provide for the daily settlement by electronic wire of immediately available funds by Purchaser of checks, drafts, withdrawal orders, returns and other items, which checks, drafts, withdrawal orders, returns and other items are presented to and paid by Seller within the first ninety (90) days after the Effective Time and drawn on or chargeable to accounts that have been assumed by Purchaser hereunder. Purchaser shall remit the immediately available funds to Seller within the same business day that Seller provides a detailed list of such checks, drafts, withdrawal orders, returns and other items presented to and paid by Seller, provided Seller presents said list to Purchaser by 2:30 P.M. eastern standard time. Any errors will be corrected the following business day by Seller's electronically wiring immediately available funds to Purchaser in the event Seller has been over-reimbursed or Purchase's wiring immediately available funds to Seller in the event Seller has been under-reimbursed. Any amounts to be paid by Purchaser to Seller shall be netted daily against any amounts to be paid by Seller to Purchaser, and vice versa, such that only one amount, representing the net amount due, shall be transferred on a daily basis by the party with the higher amount of remittances for such day.

         (e) Purchaser agrees, at its cost and expense, (1) to assign new account numbers to depositors of assumed Deposit Liabilities, provided that Purchaser need not take such actions if in its business judgment it is advisable not to do so, (2) to notify such depositors, on or before the Effective Time but after receipt of all Regulatory Approvals (exclusive of applicable waiting periods), in a form and on a date mutually acceptable to Seller and Purchaser and in accordance with the requirements of applicable laws and regulations, of Purchaser's assumption of the Deposit Liabilities, (3) to furnish such depositors with checks on the forms of Purchaser and with instructions to utilize Purchaser's checks and to destroy unused check, draft and withdrawal order forms of Seller (it being understood that if Purchaser so elects, Purchaser may offer to buy from such depositors their unused Seller's check, draft and withdrawal order forms), (4) to reissue all ATM and debit cards (with new PIN numbers) associated with the depositors of assumed Deposit Liabilities and (5) to replace all line of credit checks with checks on the forms of Purchaser, with instructions to utilize Purchaser's checks and to destroy the unused checks on the forms of Seller.

         (f) (i) Purchaser agrees to pay promptly to Seller an amount equivalent to the amount of any checks, drafts or withdrawal orders credited to any assumed Deposit Liabilities as of the Effective Time that are returned to Seller after the Effective Time as uncollectible, but only to the extent that the collected balance of the relevant account is sufficient to permit payment thereof, less the applicable deposit premium previously paid by the Purchaser in accordance with Section 2.2(a)(i).

                  (ii) During the thirty (30) days after the Effective Time, Purchaser agrees to pay promptly to Seller an amount equivalent to the amount of any ATM or point-of-sale withdrawal from a Deposit Liability pursuant to a debit card of Purchaser authorized prior to the Effective Time, which has not been received and processed by Seller as of the Effective Time.

         (g) As of the Effective Time, Purchaser will assume and discharge Seller's duties and obligations in accordance with the terms and conditions and laws, rules and regulations that apply to the Deposit Liabilities assumed under this Agreement.

         (h) As of the Effective Time, Purchaser will maintain and safeguard in accordance with applicable law all account documents, deposit contracts, signature cards, deposit slips, canceled items and other Records assumed under this Agreement to the extent that such documents, contracts, cards, slips, items and records are delivered to Purchaser, subject to Seller's right of access to such records as provided in this Agreement.

         (i) Prior to the Closing Date, Purchaser shall, at Purchaser's expense, notify the ACH Originators identified by Seller in its composite tapes of the transfers and assumptions made pursuant to this Agreement. For a period of ninety (90) days beginning on the Effective Time, Seller will honor all ACH Items related to accounts assumed under this Agreement, which are mistakenly routed or presented to Seller. Seller will make no charge to Purchaser for honoring such items. Seller will make available to Purchaser at Seller's operations center receiving ACH Items all information reasonably necessary to identify each of the related accounts, the owners of each such account, the ACH Originators which directly make automated clearing house debits and credits to each such account and the amounts of such debits and credits. Items mistakenly routed or presented to Seller after such ninety (90) day period will be returned to the presenting party. Seller and Purchaser shall make arrangements to provide for the daily settlement with immediately available funds by Purchaser of any ACH Items honored by Seller pursuant to this Section 2.3(i).

         (j) As of the Effective Time, Seller shall transfer and assign all files, documents and records related to the Deposit Liabilities in its possession to Purchaser, including such information held in electronic form, and

Purchaser will be responsible for maintaining and safeguarding all such materials in accordance with applicable law and sound banking practices.

         (k) In case of any dispute with or inquiry by any customer whose Deposit Liability account is subject to this Agreement, which dispute or inquiry relates to the servicing of such account by Seller prior to the date for which a deposit history has been provided to Purchaser, Seller will provide Purchaser, where available and to the extent reasonably requested by Purchaser and not already provided to Purchaser, information regarding the Deposit Liability account and copies of pertinent documents or instruments with respect to such dispute or inquiry so as to permit Purchaser to respond to the Deposit Liability account holder within a period of time and in a manner which would comply with standard banking practices and customs. Purchaser shall not be liable for any claims related thereto pertaining to the period prior to the Effective Time.

         (l) Seller shall deliver on the Closing Date to Purchaser a schedule of stop payment orders that have been placed by Seller on particular Deposit Liabilities or on individual checks, drafts or other items or instruments. If following receipt of appropriate stop order documentation Purchaser makes any payment in violation of any such stop payment order, Purchaser shall be solely liable for any such payment.

Section 2.4.      Loans Transferred.

(a) Subject to Section 5.11(g) hereof, Seller shall transfer to Purchaser as of the Effective Time, subject to the terms and conditions of this Agreement, all of Seller's right, title and interest (including accrued but unpaid interest and collateral relating thereto) in (i) those loans identified on Schedule 2.4(a) attached hereto and secured by deposit accounts, including but not limited to savings accounts and certificates of deposit, and unsecured loans created by writing a check or similar instrument on an existing and previously approved overdraft line of credit (determined after taking into account reconciliations of temporary overdrafts cleared by automatic deposits or otherwise during the ten (10) business days following the Effective Time), in each case allocated on the records of Seller to the Branch Offices, (ii) those consumer installment loans and consumer lines of credit, if any, set forth on Schedule 2.4(a) and which are allocated on the records of Seller to the Branch Offices, and (iii) commercial real estate loans and commercial business loans identified on
Schedule 2.4(a) attached hereto; (in the case of each loan referred to in clauses (i), (ii) and (iii) only as listed on Schedule 2.4(a), subject to adjustment as a result of changes in the ordinary course of business of the Branch Offices and pursuant to Section 5.11(g) hereof) (the "Loans"). The Loans (as well as any lien or security interest related thereto) shall be transferred by means of a blanket (collective) assignment and not individually (except as may be otherwise required by law). Seller shall permit the Purchaser to inspect all files and payment histories related to such Loans, and Purchaser reserves the right within its sole good faith discretion to reject any such Loans, provided notice of such rejection is given not less than thirty (30) days prior to the Effective Time. Any Loans that are (i) more than 30 days past due with respect to the payment of principal or interest, (ii) subject to a pending legal proceeding or (iii) subject to a bankruptcy proceeding as of the Effective Time may be unconditionally returned by the Purchaser to the Seller within thirty
(30) days after the Effective Time, and Seller shall refund Purchaser the purchase price of such Loans. Purchaser intends to purchase performing loans identified on Schedule 2.4(a) that a reasonable purchaser of loans would purchase.

         (b) Seller and Purchaser agree that Purchaser will become the beneficiary of credit life insurance written on Loans and coverage will continue to be the obligation of the current insurer after the Effective Time and for the duration of such insurance as provided under the terms of the policy or certificate. If Purchaser becomes the beneficiary of credit life insurance written on Loans, Seller and Purchaser agree to cooperate in good faith to develop a mutually satisfactory method by which the current insurer will make rebate payments to and satisfy claims of the holders of such certificates of insurance after the Effective Time. After the Effective Time, Seller will promptly deliver to Purchaser the proceeds of any credit life insurance relating to Loans inadvertently received by it. The parties' obligations in this Section 2.4(b) are subject to any restrictions contained in existing insurance contracts as well as applicable laws and regulations.

         (c) In connection with the transfer of any Loans requiring notice to the borrower and the servicer, Purchaser and Seller will comply with all notice and reporting requirements of the loan documents or of any law or regulation.

         (d)  All  Loans  will  be   transferred   without  any   warranties  or
representations as to their collectability or the creditworthiness of any of the obligors of the Loans, except as set forth at Section 5.11 herein.

         (e) Promptly after the Effective Time, Purchaser will at its expense issue new coupon books or other forms of payment identification for payment of Loans for which Seller provides coupon books, with instructions to utilize Purchaser coupons or forms and to destroy coupons furnished by Seller.

         (f) After the Effective Time, Seller will forward to Purchaser, Loan payments received by Seller. If the balance due on any Loan has been reduced by Seller as a result of a payment by check or other instrument received prior to the Effective Time, and if such instrument is returned to Seller after the Effective Time as uncollectible, an amount in cash equal to such reduction shall be paid by Purchaser to Seller upon collection by Purchaser of such sums, and Seller shall assign promptly all right, title and interest in such uncollectible item to Purchaser. Purchaser shall apply the first Loan payments received to the amount due Seller.

         (g) As of the Effective Time, Seller shall transfer and assign all files, documents and records related to the Loans to Purchaser, including such information held in electronic form, and Purchaser will be responsible for maintaining and safeguarding all such materials in accordance with applicable law and sound banking practices.

Section 2.5.      Employee Matters.

         Purchaser in their sole and absolute discretion, may hire, or not hire, on the Effective Time, any, all or none of Seller's employees in the Branch Offices. Purchaser will notify Seller, not later than thirty (30) days prior to the Effective Time, which employees of Seller it intends to offer to employ as of the Effective Time and which such employees actually commence employment with the Purchaser ("Accepting Employees"). Purchaser agrees not to contact Seller's employees unless Seller has given approval for the employee contact. Seller shall make payment to all Accepting Employees as of the Effective Time for all salary and wages earned for time worked or paid time off for all periods prior to the Effective Time, including payment for all accrued but unused vacation and leave in accordance with Seller's normal policies and practices for payment of such vacation and leave to its terminating employees. Seller shall be responsible for retaining or terminating the employment of its employees whom the Purchaser does not hire, and Seller shall make payment of any severance and other payments due such Seller's Branch Office employees that are not hired by Purchaser. Purchaser will indemnify Seller for any claim for compensation, including commissions and incentive pay, earned by any Accepting Employees after the Effective Time as a result of such Accepting Employees' employment by Purchaser, provided that Purchaser shall have no obligation with respect to any severance obligations that may exist with respect to any person's employment by Seller. Purchaser shall have no responsibility or liability with respect to the employment of any of Seller's employees with respect to any period prior to the Effective Time. Seller will indemnify Purchaser for any claim for compensation, including commissions and incentive pay, earned by any employee of Seller with respect to any period prior to the Effective Time.

Section 2.6.      Records and Data Processing, etc.

         (a) Through the Effective Time, Seller will maintain the Records in accordance with safe and sound banking practices and in a manner consistent with past practice. After the Effective Time, Purchaser will maintain the Records in accordance with safe and sound banking practices and in a manner consistent with past practice. All original Records, whether held by Purchaser or Seller, shall be maintained for such periods as are required by law, unless the parties shall, applicable law permitting, agree in writing to a different period. From and after the Effective Time, each of the parties shall permit the other reasonable access to any applicable Records or other documents in its possession relating to matters arising on or before the Effective Time and reasonably necessary in connection with any claim, action, litigation or other proceeding involving the party requesting access to such Records or other documents or in connection with any legal obligation owed by such party to any present or former depositor or other customer and shall use reasonable commercial efforts to provide access to employees having knowledge with respect to the matters covered by such Records and other documents.

         (b) For a period of 6 months after the Effective Time, the party providing copies of Records or other documents shall do so without charge; thereafter it may charge its customary rate for such copies.

         (c) It is understood that certain of Seller's records, including certificates of deposit, may be available only in electronic form or in the form of photocopies, film copies or other non-original and non-paper media.

Section 2.7.      Security and Insurance.

                  As of the Effective Time, Purchaser shall be solely responsible for the security of and insurance on all persons and property located in or about the Branch Offices. Seller will maintain in effect until the Effective Time casualty and public liability insurance policies relating to the Branch Offices consistent with that which it maintains in connection with its other branch offices, including without limitation casualty damage insurance covering the Real Property for its full replacement value (subject to a commercially reasonable deductible) and business interruption insurance.

Section 2.8.      Tax Matters; Proration of Certain Expenses.

         (a) Tax Representations. Seller represents and warrants to Purchaser as
             -------------------
follows:

                  (i) All Tax Returns with respect to the Transferred Assets or income therefrom, the Deposit Liabilities or payments in respect thereof or the operation of the Branch Offices, that are required to be filed on or before the Closing Date have been or will be duly filed by Closing, and all Taxes shown to be due on such Tax Returns have been paid in full or will be paid in full by Closing.

                  (ii) With respect to the Deposit Liabilities, Seller is in compliance with the law and IRS regulations relating to (i) obtaining from depositors of the Deposit Liabilities executed IRS Forms W-8 and W-9 when appropriate and (ii) reporting of interest. With respect to the Deposit
Liabilities opened after December 31, 1983, Seller has either obtained a properly completed Form W-8 or W-9 when appropriate (and renewals of such forms, where required) or is back-up withholding on such account.

                  (iii) No Tax is required to be withheld by Purchaser from the Purchase Price as a result of the transfers contemplated by this Agreement pursuant to the Code or any other provision of federal, state or local Tax law.

         (b) Liability for Taxes.
             -------------------

                  (i)  Liability  of Seller.  With  respect  to the  Transferred
                       --------------------
Assets, the liabilities assumed by Purchaser hereunder and the Branch Offices, Seller shall be liable for and indemnify Purchaser for all Taxes imposed on the Transferred Assets or income therefrom, such liabilities or payments in respect thereof, or the operation of the Branch Offices for (i) any taxable year or period that ends on or before the Closing Date and (ii), with respect to any taxable year or period beginning before and ending after the Closing Date, the portion of such taxable year or period ending on and including the Closing Date.

                  (ii)  Liability of  Purchaser.  Except as set forth in Section
                        -----------------------
2.8(d), with respect to the Transferred Assets, the liabilities assumed by Purchaser hereunder and the Branch Offices, Purchaser shall be liable for and indemnify Seller for all Taxes imposed on the Transferred Assets or income therefrom, such liabilities or payments in respect thereof, or the operation of such Branch Offices for (i) any taxable year or period that begins after the Closing Date and (ii), with respect to any taxable year or period beginning before and ending after the Closing Date, the portion of such taxable year beginning after the Closing Date.

                  (iii) Proration of Taxes. Except as otherwise agreed to by the
                        ------------------
parties, whenever it is necessary to determine the liability for Taxes for a portion of a taxable year or period that begins before and ends after the Closing Date, the determination of the Taxes for the portion of the year or period ending on, and the portion of the year or period beginning after, the Closing Date shall be determined by assuming that the taxable year or period ended at the close of business on the Closing Date.

                  (iv)   Limitation  on  Liability  of  Purchaser.   Seller  and
                         ----------------------------------------
Purchaser expressly acknowledge and agree that (i) Purchaser's liability for Taxes arising out of the consummation of the purchases and sales contemplated by this Agreement is limited to the Taxes described in Section 2.8(b)(ii) and
Section 2.8(c), (ii)

Purchaser is not assuming, expressly or by implication, any other Taxes of Seller (and specifically is not assuming liability for any income or franchise taxes measured by Seller's or Seller's Affiliates' net income) attributable to the conduct of Seller's business or to its assets or liabilities and (iii) Seller shall indemnify and hold Purchaser harmless from and against any Taxes not described in Section 2.8(b)(ii) or Section 2.8(c).

         (c) Sales and Transfer Taxes. All excise, sales, use and transfer Taxes
             ------------------------
that are payable or that arise as a result of the consummation of the purchase and sale contemplated by this Agreement, including such Taxes associated with the transfer and sale of the Real Property, shall be paid one-half by the Purchaser and one-half by the Seller. Purchaser shall prepare and file any Tax Returns that are required to be filed in connection with transfer taxes. Seller agrees it shall be responsible for payment of all applicable taxes in connection with the operation of its business, including at the Branch Offices through the Effective Time and hereby agrees to indemnify and hold harmless Purchaser for any of such taxes or any penalties associated therewith. Purchaser agrees it shall be responsible for payment of all applicable taxes in connection with the operation of its business, including at the Branch Offices after the Effective Time and hereby agrees to indemnify and hold harmless Seller for any of such taxes or any penalties associated therewith. Seller shall be responsible for the payment of any taxes or fees that may be due and payable to the State of New York related to the Transaction and any taxes due pursuant to Section 11.14. The provisions of this section shall survive the Closing Date.

         (d)  Information  Returns.  At the Closing or as soon  thereafter as is
              --------------------
practicable, Seller shall provide Purchaser with a list of all Deposit Liabilities for which Seller has not received a properly completed and currently valid Form W-8 or W-9 or on which Seller is back-up withholding as of the Closing Date. With respect to information returns filed and similar reporting made by Purchaser within 12 months after the Closing Date, Seller agrees to indemnify Purchaser in an amount equal to any penalty and interest imposed upon Purchaser by the IRS or other Tax authorities or self-assessed by Purchaser which Purchaser is thereafter required to, and does, pay to the IRS where such penalty and interest arises out of actions taken or omitted to be taken by Purchaser in reasonable reliance upon the representation provided by Seller under Section 2.8(a)(ii), and such penalty and interest does not result from an act or omission of Purchaser not made in reliance upon such information. The term "interest" for purposes of this Section 2.8(d) means interest accrued prior to the receipt by Purchaser of a notice of penalty from the IRS regarding Form W-8 or W-9 (or other Tax authorities regarding similar forms) for the Assumed Deposits.

         (e) Payment of Amount Due under  Section  2.8. Any payment by Seller to
              ----------------------------------------
Purchaser, or to Seller from Purchaser, under this Section 2.8 (other than payments required by Section 2.8(c)) to the extent due at the Closing may be offset against any payment due the other party at the Closing. All subsequent payments under this Section 2.8 shall be made as soon as determinable and shall be made and bear interest from the date due to the date of payment at a rate equal to the federal funds rate per annum.

         (f)  Tax  Returns.   With  respect  to  the  Transferred   Assets,  the
              ------------
liabilities assumed by Purchaser hereunder and the Branch Offices, (a) Seller shall file or cause to be filed when due all Tax Returns that are required to be filed with respect to the Transferred Assets or income therefrom, such liabilities or payments in respect thereof, or the operation of the Branch Offices for taxable years or periods ending on or before the Closing Date (including Tax Returns for such years or periods that are required to be filed after the Closing Date) and shall pay any Taxes due in respect of such Tax Returns, and (b) Purchaser shall file or cause to be filed when due all Tax Returns with respect to the Transferred Assets or income therefrom, such Liabilities or payments in respect thereof, or the operation of the Branch Offices for taxable years or periods ending after the Closing Date and shall remit any Taxes due in respect of such Tax Returns. If Seller (or Purchaser) shall be liable hereunder for any portion of the Tax shown due on any Tax Return prepared by the other party, the party preparing the Tax Return shall deliver a copy to the party so liable for its review not less than thirty (30) days prior to the date on which such Tax Return is due to be filed (taking into account any applicable extensions). Seller (or Purchaser) shall pay in immediately available funds the Taxes for which it is liable pursuant to Section 2.8(b)(i) or 2.8(b)(ii) but which are payable with Tax Returns to be filed by the other party pursuant to the previous sentence at least ten (10) days prior to the due date for the payment of such Taxes.

         (g) Assistance and Cooperation.  After the Closing Date, each of Seller
             --------------------------
and Purchaser shall:

                  (i) Provide reasonable assistance to the other party in preparing any Tax Returns which such other party is responsible for preparing and filing in accordance with this Section 2.8;

                  (ii) Cooperate fully in preparing for any audits of, or disputes with Tax authorities regarding, any Tax Returns with respect to the Transferred Assets or income therefrom, the liabilities assumed by Purchaser hereunder or payments in respect thereof, or the operation of the Branch Offices;

                  (iii) Make available to the other and to any taxing authority as reasonably requested all relevant information, records, and documents relating to Taxes with respect to the Transferred Assets or income therefrom, the liabilities assumed by Purchaser hereunder or payments in respect thereof, or the operation of the Branch Offices;

                  (iv) Provide timely notice to the other in writing of any pending or proposed Tax audits (with copies of all relevant correspondence received from any Tax authority in connection with any Tax audit or information request) or assessments with respect to the Transferred Assets or income therefrom, the liabilities assumed by Purchaser hereunder or payments in respect thereof, or the operation of the Branch Offices, for taxable periods for which the other may have a liability under this Section 2.8;

                  (v) Furnish the other with copies of all relevant correspondence received from any Tax authority in connection with any Tax audit or information request with respect to any taxable period referred to in subsection (iv) above; and

                  (vi) If requesting assistance or cooperation from the other party, bear the other party's out-of-pocket expenses in complying with such request to the extent that those expenses are attributable to fees and other costs of unaffiliated third-party service providers; provided, however, that
                                                       ------------------
such other party shall obtain a quotation from any such third-party service providers prior to engagement and obtain approval thereof from the party requesting assistance.

         (h) Notices,  Etc.  Without  limiting the provisions of Section 2.8(g),
             -------------
the notification and contest provisions of Section 4.3 shall apply to claims for indemnification under Sections 2.8(a) - 2.8(g), inclusive. The representations of Seller in Section 2.8(a) shall similarly survive the Closing until the expiration of the relevant limitations period for the assertion of claims by the relevant Tax authority.

         (i) Other Prorations.  (1) Utility payments,  fuel,  telephone charges,
             ----------------
rent, salaries maintenance items, other ordinary operating expenses of the Branch Offices and other expenses related to the liabilities assumed or assets purchased hereunder shall be prorated between the parties as of the Effective Time. To the extent any such item has been prepaid by Seller for a period extending beyond the Effective Time, there shall be a proportionate monetary adjustment in favor of Seller. Seller and Purchaser shall each be responsible for their own costs with respect to the preparation and filing of any tax returns, as well as the preparation, review and analysis of the allocation statements and any forms or statements prepared in connection with the allocation of the final Purchase Price. (2) FDIC deposit insurance premiums or assessments shall be prorated on the basis of aggregate Deposit Liabilities transferred as of the Effective Time multiplied by the deposit liability assessment rate actually paid for such assessment quarter by the Purchaser, times, in the case of the Purchaser the number of days from and including the Closing Date until and including the last day in the calendar quarter ending on or after the Closing Date, divided by 365, and in the case of Seller, the number of days from the beginning of such calendar quarter until, but not including, the Closing Date, divided by 365.

Section 2.9.      Transition.

         (a) Certain Procedures. Promptly after the execution of this Agreement,
             ------------------
Seller will meet with Purchaser to investigate, confirm and agree upon mutually acceptable procedures for transaction settlement and data processing services, to the extent necessary for orderly consummation of the transactions contemplated hereby.

         (b) Customers.
             ---------

                  (i) As soon as practicable after the receipt of Regulatory Approvals, but no later than thirty (30) days before the Closing Date, Seller will, at its sole cost and expense, notify the depositors of the deposit accounts to be assigned to Purchaser and borrowers under the Loans of the transactions contemplated hereby. Seller shall provide Purchaser with a list of the persons and their addresses to whom such notice shall be sent. Seller and Purchaser shall agree upon, to the extent reasonably practicable, the content of such notice of Seller within three (3) business days after Purchaser's receipt of Seller's proposed notice. Purchaser will be permitted to notify the depositors of the Deposit Liabilities assumed by Purchaser hereunder of the transactions contemplated hereby prior to the Closing Date, provided that Purchaser and Seller shall agree upon, to the extent reasonably practicable, the content of such notice of Purchaser within three (3) business days after Seller's receipt of Purchaser's proposed notice.

                  (ii) As promptly as practicable after the date hereof, Seller will provide Purchaser with magnetic media Records containing sample data in lieu of actual data in each field for system testing purposes, in a format useable by Purchaser.

                  (iii) Anything herein to the contrary notwithstanding, for a period of sixty (60) days following the Closing, neither Purchaser nor Seller shall object to the use by depositors of the Deposit Liabilities assumed hereunder of checks and similar instruments issued to or ordered by such depositors on or prior to the Closing Date, which instruments may bear Seller's name, or any logo, trademark, service mark, trade name or other proprietary mark of Seller.

                  (iv) Seller shall designate an appropriate employee or employees to be responsible for the necessary cooperation of the parties following the Closing and to act as an initial contact for responding to questions and requests for information following the Closing. In case of dispute with or inquiry by an account holder whose Deposit Liabilities or Loan are subject to this Agreement, which dispute or inquiry relates to the servicing of such Deposit Liabilities or Loan prior to the date for which a deposit or loan history has been provided to Purchaser, Seller will make a good faith effort to provide Purchaser with the appropriate information regarding the applicable Deposit Liabilities or Loan and copies of pertinent documents or instruments with respect to such matter which would comply with reasonable banking practices and customs. Seller shall provide such information to Purchaser at no charge for one (1) year following the Closing Date, and thereafter may charge Purchaser reasonable industry rates for such information. Notwithstanding the foregoing one (1) year time period, Seller shall be able to charge Purchaser reasonable industry rates for any research done for Purchaser's customers and for which Purchaser customarily charges its customers in other similarly situated branch offices.

                  (v) As soon as practicable after the receipt of Regulatory Approvals, but no later than thirty (30) days before the Closing Date, Seller will deliver to Purchaser a copy of the magnetic media Records.

         (c)  Maintenance  of Records.  Through the  Closing  Date,  Seller will
              -----------------------
maintain the Records in accordance with safe and sound banking practices and in a manner consistent with past practice. All original Records, whether held by Purchaser or Seller, shall be maintained for such periods as are required by law, unless the parties shall, applicable law permitting, agree in writing to a different period. From and after the Closing Date, each of the parties shall permit the other reasonable access to any applicable Records in its possession relating to matters arising on or before the Closing Date and reasonably necessary in connection with any claim, action, litigation or other proceeding involving the party requesting access to such Records or in connection with any legal obligation owed by such party to any present or former depositor or other customer.

         (d) Interest Reporting and Withholding.
             ----------------------------------

                  (i) Unless otherwise agreed by the parties, Seller will report to applicable taxing authorities and holders of Deposit Liabilities assumed by Purchaser hereunder, with respect to the period from January 1 of the year in which the Closing occurs through the Closing Date, all interest credited to, withheld from and any early withdrawal penalties imposed upon such Deposit Liabilities. Purchaser will report to the applicable taxing authorities and holders of Deposit Liabilities assumed by Purchaser hereunder, with respect to all periods from the day after the Closing Date, all such interest credited to, withheld from and early withdrawal penalties imposed upon such Deposit Liabilities. Any amounts required by any governmental agencies to be withheld from any of the Deposit Liabilities through the Closing Date will be withheld by Seller in accordance with applicable law or appropriate notice from any governmental agency and will be remitted by Seller to the appropriate agency on or prior to the applicable due date. Any such withholding required to be made subsequent to the Closing Date shall be withheld by Purchaser in accordance with applicable law or appropriate notice from any governmental agency and will be remitted by Purchaser to the appropriate agency on or prior to the applicable due date.

                  (ii) Unless otherwise agreed by the parties, Seller shall be responsible for delivering to payees all IRS notices with respect to information reporting and tax identification numbers required to be delivered for the period through the Closing Date which occur with respect to the Deposit Liabilities assumed by Purchaser hereunder.

                  (iii) Unless otherwise agreed by the parties, Seller will make all required reports to applicable Tax authorities and to obligors on Loans concerning all interest and points received by Seller through the Closing Date. Purchaser will make all required reports to applicable Tax authorities and to obligors on Loans concerning all such interest and points received after the Closing Date.

         (e) Negotiable Instruments. Seller will destroy or remove any supply of
             ----------------------
Seller's money orders, official checks, gift checks or any other negotiable instruments, including travelers' checks, located at each of the Branch Offices on the Closing Date.

Section 2.10  Title Insurance and Survey for Real Property.
              ---------------------------------------------

         Seller shall deliver to Purchaser within fifteen (15) days after the date of this Agreement a copy of any surveys in its possession for the Real Property. Within ten (10) days following the date hereof, Purchaser will order a report of title to the Real Property from a title insurer selected by Purchaser and licensed to do business in the State of New Jersey (the "Title Company") and
                                                             -------------
will order a survey (or survey update, if acceptable to the Title Company) of the Real Property to be certified to each of Seller and Purchaser and insured by the Title Company, and will furnish to Seller's attorneys copies thereof within thirty (30) days after the date hereof, together with a statement identifying the title exceptions noted therein that do not constitute Permitted Liens or Permitted Exceptions. Seller shall be entitled to reasonable adjournments of the Closing, not to exceed one hundred twenty (120) days in the aggregate, for the purpose of eliminating any objections to title, but nothing herein contained shall require Seller to bring any action or proceeding, or incur any expense (except to the extent provided in the next succeeding sentence) in order to render the title to be in accordance with this Agreement. In the case of any exceptions to title which can be removed or insured against by the Title Company solely by the payment of a liquidated sum of money, of which as of the date of this Agreement Seller is unaware of such condition, provided such liquidated sum does not, in the aggregate, exceed $20,000.00 (other than mortgages, tax liens and other assessments and money judgments, as to which such limit shall not apply), Seller shall be obligated to pay, or deposit with the Title Company, such liquidated sum for the removal of such title exceptions and for the Title Company to insure against same, and Seller shall not be entitled to an adjournment of the Closing for such purpose.

Article 3         Closing and Effective Time
---------         --------------------------

Section 3.1.      Effective Time.

The purchase of assets and assumption of liabilities provided for in this Agreement shall occur at a closing (the "Closing") to be held at the executive office of Seller in Westbury, New York at 10:00 A.M., local time, on the first Friday, or in the event the first Friday is in January 2004, then the earliest possible day in December 2003, that is after the later of (x) at fifteen (15) days after the conditions for regulatory approval set forth in Sections 8.3 and
9.3 shall have been satisfied, (y) two days after the conditions set forth in Sections 8 and 9, other than regulatory approvals as set forth in Sections 8.3 and 9.3, have been satisfied, and (z) thirty (30) days after Seller has sent the notice to customers described in Section 2.9(b)(i), unless otherwise mutually agreed upon by the parties. The effective time of the transactions contemplated by this Agreement (the "Effective Time") shall be 5:00 P.M., local time, on the
                        ---------------
day on which the Closing occurs (the "Closing Date"),  unless otherwise mutually
                                      ------------
agreed upon by the  parties;  provided  that the  transfer of funds  detailed at
Section 2.2 shall occur as set forth therein. The parties hereof anticipate that that the Closing shall occur in the month of December 2003, although the precise date cannot be set on the date hereof. It is the intention of the parties that the closing shall occur by December 31, 2003. The parties agree that system deconversion shall not be a basis to postpone Closing. In the event that the system deconversion cannot be accomplished during 2003, and all other conditions to closing have been satisfied or waived, Closing shall occur in 2003 and Seller shall service the Deposit Liabilities and Loans, until such time as system deconversion shall occur. Purchaser shall reimburse Seller for the reasonable cost of Seller's services.

Section 3.2.      Closing.

         (a) All actions taken and documents delivered at the Closing shall be deemed to have been taken and executed simultaneously, and no action shall be deemed taken nor any document delivered until all have been taken and delivered.

         (b) At the Closing, subject to all the terms and conditions of this Agreement, Seller shall execute and deliver to Purchaser or, in the case of subsections (b) (vi) and (vii), make reasonably available to Purchaser:

                    (i) a Bargain and Sale Deed with Covenants against Grantor's Acts, conveying fee simple title and interest in the Real Property, free and clear of all liens and Encumbrances, except encumbrances that do not affect the aggregate value of, or interfere with the past or future use or ability to convey the property subject thereto or affected thereby and liens for current taxes and special assessments not yet due and payable (collectively, the "Permitted Liens") and Permitted Exceptions (defined hereinafter) and insurable at regular rates by a title company licensed to do business in the State of New Jersey (the Permitted Exceptions and Permitted Liens together constitute "Marketable");

                    (ii) an assignment and assumption of the Real Property Lease
                         Agreements, in substantially the form attached hereto as Exhibit 3.2(b)(i) (the "Lease Assignment");
                                                    ----------------

                    (iii) the Real Property Lease Consents;

                    (iv) a Bill of Sale,  in  substantially  the  form  attached hereto as  Exhibit  3.2(b)(ii)  (the  "Bill of  Sale"),
                                                                -------------
                         transferring to Purchaser all of Seller's interest in the Personal Property, in the Leasehold Improvements and in the Loans;

                    (v) an Assignment and Assumption Agreement, in substantially the form attached hereto as Exhibit 3.2(b)(iii) (the "Assignment and Assumption
                                                 -------------------------------
                         Agreement"), assigning Seller's interest in the Deposit
                         ---------
                         Liabilities;

                    (vi) Seller's  files and  records  related  to the Loans and
                         related   to  the   Deposit   Liabilities   assumed  by
                         Purchaser;

                    (vii) all of Seller's other Records;

                    (viii) immediately  available  funds in the net amount shown as owing to Purchaser by Seller on the Initial Closing Statement, if any;

                    (ix) such of the other Transferred Assets to be purchased as shall be capable of physical delivery;

                    (x) a certificate of a proper officer of Seller, dated as of the Closing Date, in the form of Exhibit 3.2(b)(iv), certifying to the fulfillment of the conditions to the obligation of Purchaser contained in Sections 8.1 and 8.2;

                    (xi) a copy of a  resolution  of the Board of  Directors  of
                         Seller approving this Agreement and the transactions contemplated hereby;

                    (xii)the  Initial  Closing  Statement  and  the  Pre-Closing
                         Balance Sheet;

                    (xiii) Seller's  resignation  as trustee  or  custodian,  as applicable, with respect to each IRA or Keogh Plan account included in the Deposit Liabilities, if any, and designation of Purchaser as successor trustee or custodian with respect thereto;

                    (xiv)a   certificate   from  the   Secretary   or  Assistant
                         Secretary of Seller as to the incumbency and signatures of officers attesting to the authority of such officers to execute and deliver this Agreement and all related documents;

                    (xv) such   other   assignments,   bills  of  sale,   deeds,
                         acknowledgments and other instruments of conveyance and transfer as shall at any time be necessary or appropriate to vest in Purchaser the full legal and equitable title to the Transferred Assets being sold hereunder, free and clear of all Encumbrances;

                    (xvi)such  certificates and other documents as Purchaser and its counsel may reasonably require (i) to evidence receipt by Seller of all necessary Regulatory Approvals for the consummation by Seller of the transactions provided for in this Agreement and (ii) to effect the transactions provided for in this Agreement; and

         (c) At the Closing, subject to all the terms and conditions of this Agreement, Purchaser shall execute and deliver to Seller:

                    (i)  the Assignment and Assumption Agreement;

                    (ii) a certificate  and receipt  acknowledging  the delivery and receipt of possession of the Transferred Assets;

                    (iii)immediately  available funds in the net amount shown as owing to Seller by Purchaser on the Initial Closing Statement, if any;

                    (iv) a certificate of a proper  officer of Purchaser,  dated as of the Closing Date, in the form of Exhibit 3.2(c), certifying to the fulfillment of the conditions to the obligation of Seller contained in Sections 9.1 and 9.2;

                    (v) a copy of a resolution of the Board of Directors of Purchaser approving this Agreement and the transactions contemplated hereby; and

                    (vi) such certificates and other documents as Seller and its counsel may reasonably require (i) to evidence the receipt by Purchaser of all necessary Regulatory Approvals for the consummation by Purchaser of the transactions provided for in this Agreement and (ii) to effect the transactions provided for in this Agreement.

         (d) All  instruments,  agreements  and  certificates  described in this
Section 3.2 shall be in form and substance reasonably satisfactory to the parties' respective legal counsel.

Section 3.3.      Post-Closing Adjustments.

         (a) Not later than thirty (30) days after the Effective Time (the "Post-Closing Balance Sheet Delivery Date"), Seller shall deliver to Purchaser a
 ----------------------------------------
balance sheet dated as of the Effective Time and prepared in accordance with generally accepted accounting principles consistently applied (except to the extent that this Agreement provides for any item to be accounted for in a manner other than as consistently applied by Seller) reflecting the assets sold and assigned and the liabilities transferred and assumed hereunder (the "Post-Closing Balance Sheet"), together with a copy of Seller's calculation of
 ---------------------------
the adjusted Purchase Price and amounts payable thereunder, as reflected in a final closing statement (the "Final Closing Statement"). Concurrent with the
                               ------------------------
delivery of the Post-Closing Balance Sheet to Purchaser, Seller shall afford Purchaser and its accountants and attorneys the opportunity to review all work papers and documentation used by Seller in preparing the Post-Closing Balance Sheet and the Final Closing Statement.

         (b) The Final Closing Statement and Post-Closing Balance Sheet shall become final and binding on Purchaser and Seller ten (10) business days after its delivery to Purchaser, unless Purchaser gives written notice to Seller of its disagreement with respect to any item included in such Statement and Balance Sheet within such ten (10) business day period. Seller and Purchaser shall use their best efforts to resolve the disagreement during the fifteen (15) day period following receipt by Seller of such notice. If the disagreement is not resolved during such fifteen (15) day period, the dispute shall be referred to a Dispute Resolver, and such Final Closing Statement shall be modified by any such resolution and thereupon such Final Closing Statement shall become final and binding on Purchaser and Seller provided, however, for any claim that does not exceed $5,000 that in the event the fees of such Dispute Resolver as estimated by such firm would exceed fifty percent (50%) of the net amount in dispute, the parties agree that such firm will not be engaged by either party and that such net amount in dispute will be equally apportioned between Seller, on the one hand, and Purchaser, on the other hand. Such Dispute Resolver shall be instructed to resolve the disputed items within ten (10) Business Days of engagement, to the extent reasonably practicable. All determinations under this Agreement made by a Dispute Resolver shall be binding upon Purchaser and Seller. Purchaser and Seller shall share equally in the cost of any Dispute Resolver.

(c) Within three (3) business days following the date on which the Final Closing Statement shall become final and binding on Purchaser and Seller pursuant to
Section 3.3(b), Seller and Purchaser shall effect the transfer of any funds as may be necessary to reflect changes in assets and liabilities between the Pre-Closing Balance Sheet and the Post-Closing Balance Sheet and resulting changes in the Purchase Price, as reflected in the Final Closing Statement, together with interest thereon computed from the Effective Time to the date(s) on which such transfer of funds occurs, at the applicable Federal Funds Rate (as hereinafter defined Any errors in calculation of the Deposit Liabilities or accrued interest thereon, or other amounts ("Mistakes-in-Fact") which are determined as of the date of the Final Closing Statement shall be reconciled as of such date and appropriate adjustments of payments shall be made to the Seller or the Purchaser, as appropriate, at such time. Notwithstanding the foregoing, or anything else herein to the contrary, any Mistakes-in-Fact which shall be determined by the Seller or the Purchaser thereafter related to the Transaction shall nevertheless be reconciled by adjustment or payment to the Seller or the Purchaser, as appropriate, within thirty (30) days of such determination, provided that any such Mistakes-in-Fact must be determined within one year after the Effective Time in order for a claim to be made with respect thereto.

          (d) The  "Federal  Funds  Rate"  shall be the mean of the high and low
                    --------------------
rates quoted for Federal Funds in the Money Rates Column of The Wall Street Journal adjusted as such mean may increase or decrease during the period between the Effective Time and the date such transfer of funds occurs.

         (e) If Seller accepts an item before the Effective Time, which item is returned as uncollectible, and no offset of funds is available to the Purchaser, then, provided Purchaser did not release funds prior to being required to release funds under Regulation CC, Seller shall be liable for such item in an amount equal to the portion not covered by offset. Adjustment to the Final Closing Statement will be made as necessary to reflect such Seller's liability. Purchaser shall use commercially reasonable efforts to collect the amount of Seller's shortfall and will promptly forward to Seller all amounts collected, less reasonable third party collection costs.


Article 4         Indemnification
---------         ---------------

Section 4.1.      Seller's Indemnification of Purchaser.

         (a) Subject to any limitations in Section 4.1(b), Seller shall indemnify, hold harmless and defend Purchaser and its Affiliates from and against (i) all damages, claims, losses, liabilities, demands, obligations, expenses, including reasonable attorneys' fees and expenses (collectively, "Damages") arising out of any breach by Seller of any agreement, covenant,
 -------
representation or warranty contained herein, (ii) all Damages arising out of any actions, suits or proceedings commenced or pertaining to the period prior to the Effective Time (other than proceedings to prevent or limit the consummation of this transaction) relating to Seller's operations at the Branch Offices and (iii) all Damages relating to any liabilities of Seller which are not assumed by Purchaser hereunder; and, except as otherwise provided in this Agreement, Seller shall further indemnify, hold harmless and defend Purchaser and its Affiliates from and against all Damages, real estate Taxes, intangibles and franchise Taxes, sales and use Taxes, social security and unemployment Taxes, deposit insurance assessments, all accounts payable and operating expenses (including salaries, rents and utility charges) incurred by Seller prior to the Effective Time and which are claimed or demanded on or after the Effective Time, or which arise out of any actions, suits or proceedings commenced on or after the Effective Time, in connection with operations or transactions occurring prior to the Effective Time and which involve the Branch Offices, Seller's employees, the Transferred Assets, the Deposit Liabilities, any other liabilities assumed by Purchaser hereunder or any other liabilities retained by Seller pursuant to this Agreement.

         (b) Purchaser's sole remedy after the Effective Time for a breach of the representations and warranties contained in Section 5.11 shall be as set forth in this Section 4.1(b). If Purchaser shall discover within one (1) year after the Effective Time that (a) any Loan, except those loans secured by deposit accounts, including but not limited to savings accounts and certificates of deposit, and unsecured loans created by writing a check or similar instrument on an overdraft line of credit, was more than sixty (60) days past due or otherwise in default as of the Effective Time, (b) the documentation or customer disclosure relating to a particular Loan were not materially correct and substantially complete and in substantial compliance with applicable law or (c) the representations and warranties in Section 5.11 were materially inaccurate with respect to a particular Loan (a "Non-conforming Loan"), and if Purchaser so
                                      -------------------
notifies Seller specifying the particular non-conformity with respect to each such Loan, then Seller shall have the opportunity for a period of ninety (90) days from the date of such notification to cure any such non-conformity. Purchaser shall cooperate with Seller in Seller's attempts to cure any such non-conformity. If Seller elects not to, or is not able to, cure any such non-conformity within such ninety (90) day period, Seller agrees, if so requested by Purchaser, to repurchase any Loan that remains non-conforming at book value, plus accrued and unpaid interest (excluding any late charges, fees, penalties, loan loss reserves or general reserve), as carried on the books of Purchaser in accordance with generally accepted accounting principles as of the date of repurchase. Not later than ten (10) business days after Seller receives notice of Purchaser's election to resell a non-conforming Loan or Loans, Seller and Purchaser shall close such resale with Purchaser delivering such bills of sale and other documents necessary to transfer such Non-conforming Loan or Loans against delivery of the repurchase price by Seller. This provision shall not be deemed to impose any obligation on Seller to review any Loan to determine conformity or non-conformity as defined in this Section 4.1(b).

Section 4.2.      Purchaser's Indemnification of Seller.

         Purchaser shall indemnify, hold harmless and defend Seller and its Affiliates from and against (i) all Damages arising out of any breach by Purchaser of any agreement, covenant, representation or warranty contained herein and (ii) all Damages, real estate Taxes, intangibles and franchise Taxes, sales and use Taxes, deposit insurance assessments, social security and unemployment Taxes, all accounts payable and operating expenses (including salaries, rents and utility charges), in either case, which Seller may receive, suffer or incur in connection with operations and transactions occurring or pertaining to the period after the Effective Time and which involve the operation of the Branch Offices, the Transferred Assets or the liabilities assumed by Purchaser pursuant to this Agreement.

Section 4.3.      Claims for Indemnity.

         (a) Except as otherwise provided in Section 4.1(b), a claim for indemnity under Sections 4.1 or 4.2 of this Agreement relating to a breach of any representation or warranty may be made by the claiming party at any time prior to two (2) years after the Effective Time by the giving of written notice thereof to the other party; provided that, with respect to claims arising from a breach of representation or warranty made in Section 2.8, the notice of claim for indemnification pursuant to Section 2.8 shall be given prior to the expiration of the applicable statute of limitations (as extended) for the assertion of the claims for Taxes by the relevant Tax authority. In the event that any such claim is made within the prescribed period, the indemnity relating to such claim shall survive until such claim is resolved. Any such claim relating to a breach of any representation or warranty not made within such period shall cease and no indemnity shall be made therefore.

         (b) Promptly after receipt by either party of notice of the assertion of any claim or the commencement of any action, suit or proceeding with respect to which a claim for indemnification will be made under this Agreement, such party (the "Indemnified Party") shall give written notice thereof to the other
             ------------------
party (the  "Indemnitor")  and will  thereafter  keep the Indemnitor  reasonably
             ----------
informed with respect thereto, provided that failure of the Indemnified Party to give the Indemnitor prompt notice as provided herein shall not relieve the Indemnitor of its obligations hereunder except to the extent, if any, it shall have been materially prejudiced thereby. In case any such action, suit or proceeding is brought against an Indemnified Party, the Indemnitor shall be entitled to participate in (and, in its discretion, to assume) the defense thereof with counsel reasonably satisfactory to the Indemnified Party; provided,
                                                                       --------
however, that the Indemnified Party shall be entitled to participate in any such
-------
action, suit or proceeding with counsel of its own choice at the expense of the Indemnitor if, in the good faith judgment of the Indemnified Party's counsel, representation by the Indemnitor's counsel may present a conflict of interest or that there may be defenses available to the Indemnified Party which are different from or in addition to those available to the Indemnitor. The Indemnitor will not settle any claim, action, suit or proceeding which would give rise to the Indemnitor's liability under its indemnity unless (x) the Indemnified Party consents in writing to such settlement or (y) such claim, action, suit or proceeding consists solely of a demand for monetary damages and such settlement includes as an unconditional term thereof the giving by the claimant or plaintiff of a release of the Indemnified Party, in form and substance reasonably satisfactory to the Indemnified Party, from all liability with respect to such claim, action, suit or proceeding. If the Indemnitor assumes the defense of any claim, action, suit or proceeding as provided in this
Section 4.3, the Indemnified Party shall be permitted to join in the defense thereof with counsel of its own selection and at its own expense. If the Indemnitor shall not assume the defense of any claim, action, suit or proceeding, the Indemnified Party may defend against such claim, action, suit or proceeding in such manner as it may deem appropriate, provided that an Indemnified Party shall not settle any claim, action, suit or proceeding which would give rise to the Indemnitor's liability under its indemnity without the prior written consent of the Indemnitor which consent shall not be unnecessarily withheld, conditioned or delayed.

Section 4.4.      Limitations on Indemnification.

     (a) Notwithstanding anything to the contrary contained in this Article 4, no indemnification shall be required to be made by either party until the aggregate amount of all such claims by a party exceeds $5,000 Once such aggregate amount exceeds $5,000, such party shall thereupon be entitled to indemnification for all amounts.

     (b) Following the Closing, the sole and exclusive remedy of the parties hereto with respect to any and all claims relating to the matters addressed in Article IV (other than claims of common law fraud) shall be pursuant to the indemnification provisions set forth in this
          Article IV; provided however that the parties may seek to enforce specifically this Agreement and the terms and conditions hereof.


     (c) Nothing in this Article IV shall affect the rights and remedies of Purchaser or Seller with respect to any breach by the other of any of their covenants or agreements to be performed at or after the Effective Time.

Section 4.5.      Investigation.

          Notwithstanding anything to the contrary contained in this Article 4, no investigation by an indemnified party at or prior to the Closing shall relieve an indemnifying party of any liability hereunder.


Article 5         Representations and Warranties of Seller
---------         ----------------------------------------

         Seller hereby represents and warrants to Purchaser as follows:

Section 5.1.      Corporate Organization.

         (a)  Seller is an  "insured  depository  institution,"  as  defined  in
                             --------------------------------
Section 3(c)(2) of the Federal  Deposit  Insurance Act, as amended (the "FDIA"),
                                                                         ----
duly organized, validly existing and in good standing under the laws of the State of New York. Seller is a member of BIF and its deposits maintained at the Branch Offices are insured by BIF, subject to applicable FDIC coverage limitations. Seller has the requisite power and authority to conduct the business now being conducted at the Branch Offices, to accept and maintain the deposits to be assumed by Purchaser hereunder and to own the Transferred Assets.

         (b) Seller acquired all rights, title and interest in and to the Branch Offices, including but not limited to the associated Transferred Assets and Deposit Liabilities, by virtue of the merger of Richmond County Savings Bank with and into Seller on July 31, 2001. Seller currently operates six divisions under its one New York State banking charter, including South Jersey Bank.

Section 5.2.      Authority.

         Seller has the requisite power and authority to enter into and perform each of its obligations under this Agreement. This Agreement and the execution, delivery and performance hereof have been duly authorized and approved by the Board of Directors of Seller, and this Agreement constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as enforcement may be limited by federal and state regulators of Seller or by bankruptcy, insolvency, reorganization, moratorium or other laws of general applicability relating to or affecting creditors' rights, or the limiting effect of rules of law governing specific performance, equitable relief and other equitable remedies or the waiver of rights or remedies. Seller has taken all corporate action necessary in order to execute and deliver this Agreement, to consummate the transactions contemplated hereby, to convey and transfer the Deposit Liabilities, to sell, assign and transfer the Transferred Assets, and to cease to operate the Branch Offices.

Section 5.3.      Non-Contravention.

The execution and delivery of this Agreement by Seller does not and, subject to the receipt of the approvals and consents described in Schedule 5.3 attached hereto, the consummation of the transactions contemplated by this Agreement will not constitute (i) a breach or violation of or default under any law, rule, regulation, judgment, order, governmental permit or license, agreement, indenture or instrument of Seller or to which Seller, any of the Transferred Assets, any of the liabilities assumed hereunder or any of the Branch Offices is subject, which breach, violation or default could have a material and adverse effect on Seller or the assets, liabilities, business or properties of the Branch Offices, or (ii) a breach or violation of or a default under the charter or bylaws of Seller or any material contract or other instrument to which Seller is a party or by which Seller is bound. Except for the approvals and consents described in Schedule 5.3 attached hereto, no notices, reports or other filings are required to be made by Seller with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by Seller from, any governmental or regulatory authorities or other person or entity in connection with the execution and delivery of this Agreement by Seller and the consummation by Seller of the transactions contemplated hereby.

Section 5.4.      Compliance with Law; Permits.

         The business and operations of the Branch Offices have been and are being conducted in accordance with all applicable laws, rules and regulations of all authorities, including without limitation, informational reporting, currency transaction reporting, truth in lending, truth in savings and consumer credit laws and regulations. Seller has all material licenses, franchises, permits, certificates of public convenience, orders and other authorizations of all federal, state and local governments and governmental authorities necessary for the lawful conduct of its business at each of the Branch Offices as now conducted, and all such licenses, franchises, permits, certificates of public convenience, orders and other authorizations are valid and in good standing and are not subject to any suspension, modification or revocation or proceedings related thereto.

Section 5.5.      Legal Proceedings.

         There are no actions, suits or proceedings, whether civil, criminal or administrative, pending or, to Seller's knowledge, threatened against or affecting Seller which would be reasonably likely to have a material adverse effect on the Branch Offices, Transferred Assets, Deposit Liabilities or consummation of the transactions contemplated hereby.

Section 5.6.      Brokers.

         All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Seller and Purchaser, and there has been no participation or intervention by any other person, firm or corporation employed or engaged by or on behalf of Seller in such a manner as to give rise to any valid claim against Seller for a brokerage commission, finder's fee or like commission.

Section 5.7.      Personal Property and Leasehold Improvements.

         Seller owns and has good and marketable title to, and will convey to Purchaser at the Closing all of Seller's right, title and interest to, all of the Personal Property and Leasehold Improvements, free and clear of any Encumbrances. Seller does not make any representation or warranty, express or implied as to the physical condition, merchantability or fitness of the Personal Property or Leasehold Improvements, all of which are being sold "AS IS", "WHERE IS", without recourse and with all faults at the Effective Time.

Section 5.8.      Branch Offices.

         (a) Seller has not received any notice of any condemnation or eminent domain proceedings or negotiations for the purchase of the Real Property and the property subject to the Real Property Lease Agreements in lieu of condemnation, and to the best of Seller's knowledge and belief, no condemnation or eminent domain proceedings or negotiations have been commenced or threatened in connection with the Branch Offices.

         (b) None of the Branch Offices is subject to any claim, demand, suit, proceeding or litigation of any kind, pending or outstanding, which would materially affect or limit Purchaser's use and enjoyment of the Branch Offices' locations or which would materially affect or restrict Seller's right or ability to enter into this Agreement and consummate the transactions contemplated hereby.

         (c) No fact or condition exists which would result in the permanent termination or material impairment of access to the Branch Offices' locations from adjoining public streets or highways or in the permanent discontinuance of necessary utilities services to the Branch Offices' locations, and all sanitation, plumbing, refuse disposal and similar facilities servicing the Branch Offices are in material compliance with all applicable governmental regulations.

         (d) To the extent Seller has the documentation, copies of the Certificate of Occupancy, Certificate of Completion, Board of Fire Underwriters Certificate or other appropriate documents issued by the applicable municipality, for each Branch Office is annexed hereto as Schedule 5.8(d), or upon discovery will be promptly forwarded to Purchaser, and Seller has made no improvements to the property subsequent thereto which would require any amendment thereto or be in violation thereof.

         (e) Seller has made available to Purchaser true and complete copies of each Real Property Lease Agreement, each Real Property Lease Agreement is presently in full force and effect and, as of the Closing Date, will not have been modified or amended in any material respect since such delivery. Seller is not in default in any material respect of any of its obligations thereunder and has no knowledge of any material default on the part of the other parties thereto thereunder. Each Real Property Lease Agreement represents the complete agreement between Seller and such parties as to the services to be performed thereunder and the compensation to be paid for such services, and to Seller's knowledge, such parties possess no unsatisfied claim against Seller. Each Real Property Lease Agreement is a valid and existing agreement of Seller.

         (f) The expiration dates of the respective Real Property Lease Agreements (exclusive of renewal options) are as set forth in Schedule 5.8(f) attached hereto.

         (g) There are no tenants or other occupants of the Branches owned by Seller.

         (h) Seller owns and has Marketable title to, and will convey to Purchaser at the Closing Marketable title to, all of the Real Property, in the form of a "Bargain and Sale Deed with Covenants against Grantor's Acts", Notwithstanding the foregoing, the Real Property shall be conveyed subject to, and the following conditions shall not be deemed to render title unmarketable:

                    (i) Zoning and subdivision laws and regulations and landmark, historic or wetlands designation, provided that they are not violated by the existing buildings and improvements erected on the property or their continued use;

                    (ii) Covenants and easements of record, provided same do not prohibit continued existing use of the premises;

                    (iii)Consents  for the erection of any  structure  on, under or above any streets on which the Real Property abuts;

                    (iv) Encroachments of stoops,  areas, cellar steps, trim and cornices, if any, upon any street or highway;

                    (v) Real estate taxes that are a lien, but are not yet due and payable; and

                    (vi) any state of facts  which would be shown by an accurate survey and inspection of the property, provided that none of same would interfere with the use of the premises ((i) though (vi), the "Permitted Exceptions").
                                                         --------------------

         (i) With respect to the Branch Offices, Seller does not do business with any ACH Originator other than the ACH Originators listed in the mock conversion tapes to be provided by Seller to Purchaser prior to the Closing pursuant to the terms of this Agreement.

         (j) To the extent Seller has the files Seller has delivered, or upon discovery will promptly deliver, to Purchaser on or prior to the date hereof any title insurance policies or related title abstract information applicable to the Real Property.

Section 5.9.      Employees.

         No employee located in the Branch Offices is a party to any collective bargaining, employment, severance, termination or change of control agreement (other than Seller's established terms of employment and severance policies) or represented by a labor organization of any type. Seller is unaware of any efforts during the past three years to unionize or organize the employees of the Branch Offices. There is no strike or other labor dispute pending or, to Seller's knowledge threatened, at any of the Branch Offices. Schedule 5.9 is a true, complete and correct listing of the name, title, salary and length of service of each employee of the Branch Offices (the "Branch Employees").
                                                     ----------------

Section 5.10.     Assumed Contracts.

         Each third party contract related to the Branch Offices and which will not be terminated prior to the Closing are set forth at Schedule 5.10 attached hereto (the "Assumed Contract"). Each Assumed Contract is valid and subsisting in full force and effect and Seller and, to Seller's knowledge, each other party thereto, has performed in all material respects all obligations required to be performed thereunder, and no condition exists which constitutes, or with notice or lapse of time, or both, would constitute, a material default. Except as noted on such Schedule 5.10, each Assumed Contract may be terminated by the Seller or the Purchaser upon not more than 30 days notice without penalty or premium. Each Assumed Contract is assignable without the consent of any third party other than the consents listed on
Schedule 5.3.

Section 5.11.     Loans.

         (a) Seller owns, and will convey to Purchaser at the Closing, all of Seller's right, title and interest to, all of the Loans free and clear of any Encumbrances.

         (b) The collateral documents, evidence of security interest, notes, guarantees and other documentation relating to the Loans are sufficient to enforce such Loans against the obligors and any guarantors thereof in accordance with the terms of such Loans, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and that the remedy of specific performance and injunctive relief or other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefore may be brought. Each Loan was made in the ordinary course of business and, unless approved by Seller in writing and documented in its files, no material provision of a Loan has been waived.

         (c) Each Loan (such term to include, for purposes of this paragraph, the principal documents relating in any way to such Loans, including notes, mortgages, security instruments and guarantees) was solicited, originated and exists in material compliance with all requirements of applicable federal, state and local laws and regulations, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit, equal credit opportunity and disclosure laws (for purposes of this clause (c), a Loan would not be in material compliance if the non-compliance adversely affects the value or collectability of such Loan).

         (d) Each Loan that is secured by collateral is secured by a perfected mortgage or security interest in the collateral in favor of Seller as mortgagee or secured party. No collateral has been released from the interest granted to Seller, unless approved by Seller and documented in its files.

         (e) As of the Effective Time, each Loan, except those loans secured by deposit accounts, including but not limited to savings accounts and certificates of deposit, and unsecured loans created by writing a check or similar instrument on an overdraft line of credit, will be not more than sixty (60) days past due and not otherwise in material default.

         (f) Under existing law, there is no valid claim or valid defense to the enforcement of any Loan and Seller is aware of no acts or omissions that would give rise to any claim or right of rescission, setoff, counterclaim or defense by borrowers, obligors or any other person obligated to perform under any related Loan documents.

         (g) Purchaser's sole remedy for a breach of the representations and warranties in this Section 5.11 with respect to a Loan or Loans on the Closing Date shall be Purchaser's right to exclude such Loan or Loans from Schedule 2.4(a) of this Agreement and, in such event, such Loans or Loans shall not be transferred by Seller to Purchaser pursuant to this Agreement. Purchaser's sole remedy for a breach of the representations and warranties in this Section 5.11 after the Closing Date shall be as provided in Section 4.1(b).

Section 5.12.     Environmental Matters.

There is no legal, administrative, arbitration or other proceeding, claim, action, cause of action or governmental investigation of any nature seeking to impose on Seller in connection with the Branch Offices or the Transferred Assets any liability arising under any Environmental Laws (as defined below) pending, and Seller has not received any written notice or is otherwise aware of any threatened such proceeding, claim, action or governmental investigation; there is no reasonable basis of which Seller has knowledge for any such proceeding, claim, action or governmental investigation; and Seller is not subject to any agreement, order, judgment, decree or memorandum by or with any court, governmental authority, regulatory agency or third party imposing any such liability with respect to any real property. Should Seller receive knowledge for any such proceeding, claim, action or governmental investigation, including locating information on a past proceeding, claim, action or governmental investigation, if any, Seller will promptly furnish such information to the Purchaser. For purposes of this Agreement, "Environmental Law" means all
                                                 ------------------
applicable federal,  state and local environmental laws,  including the Resource

Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation, and Liability Act, the Clean Water Act, the Federal Clean Air Act, and the Occupational Safety and Health Act, each as amended, regulations promulgated thereunder, and state counterparts, and obligations under the common law, ordinances, rules and regulations, as any of the foregoing may have been or may be from time to time amended, supplemented or supplanted, now or hereafter existing, relating to responsibility (or potential responsibility) for the cleanup or other remediation of any pollutants, contaminants, or hazardous or toxic wastes, substances or materials at, on, beneath, or originating from any such property.

Section 5.13.     Financing Available.

         Seller's ability to consummate the transactions contemplated hereby is not contingent on raising any equity capital, obtaining specific financing therefore, consent of any lender or other matter, other than receipt of consents of third parties to the Real Property Lease Agreements and receipt of applicable Regulatory Approvals and/or notices as described in Schedule 5.3 attached hereto.

Section 5.14.     Fiduciary Obligations.

         Except for IRAs, Seller has no trust or fiduciary relationship or obligations in respect of any of the Deposit Liabilities or in respect of any other Transferred Assets or liabilities to be assumed by Purchaser hereunder.

Section 5.15.     Regulatory Matters.

         (a) There are no pending, or, to the knowledge of Seller, threatened, disputes or controversies between Seller or any of its Affiliates and any federal, state or local governmental authority with respect to the Branch Offices, the Transferred Assets or the liabilities to be assumed by Purchaser hereunder. Seller is not a party to any written order, decree, agreement or memorandum of understanding with, or commitment letter or similar submission to, any federal or state governmental agency or authority charged with the supervision or regulation of depository institutions or engaged in the insurance of deposits nor has Seller been advised by any such authority that such authority is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum of understanding, commitment letter or similar submission, which order, decree, agreement, memorandum of understanding, commitment letter or submission either (i) could reasonably be expected to prevent or impair the ability of Seller to perform its obligations under this Agreement in any material respect or to have a material adverse effect on Seller or (ii) could impair the validity or consummation of this Agreement or the transactions contemplated hereby. The books, accounts and records of the Branch Offices have been maintained in accordance with safe and sound banking practices and in a manner consistent with past practice.

         (b) As of the date hereof, without giving effect to the transactions contemplated hereby, and following the consummation of the transactions contemplated hereby, on a pro forma basis, Seller will remain "well capitalized," as defined in Section 38(b)(1)(A) of the FDIA and the regulations of the applicable federal banking agency thereunder.

         (c) Seller was rated "Satisfactory" or "Outstanding" following its most
recent  Community   Reinvestment  Act  examination  by  the  regulatory   agency
responsible for its supervision.

         (d) As of the date hereof, Seller is not aware of any reason relating to Seller or any Affiliate of Seller why any Regulatory Approval shall not be obtained in a timely manner.

         (e) The Deposit Liabilities and the Loans were opened, extended or made, and have been maintained, in accordance with all material federal and state laws, regulations, rules and orders, and the Branch Offices have been operated in substantial compliance with Seller's policies and procedures and all applicable federal and state laws, regulations, rules and orders.

         (f)  The  Deposit  Liabilities  are  insured  by  the  Federal  Deposit
Insurance Corporation through the Bank Insurance Fund and the Savings Association Insurance Fund to the extent permitted by law, and all premiums and assessments required to be paid in connection therewith have been paid when due by Seller.


Article 6         Representations and Warranties of Purchaser
---------         -------------------------------------------

         Purchaser hereby represents and warrants to Seller as follows:

Section 6.1.      Corporate Organization.

         Purchaser is an "insured depository institution," as defined in Section
                          ------------------------------
3(c)(2) of the FDIA, duly organized, validly existing and in good standing under the laws of the United States of America.

Section 6.2.      Authority.

         Purchaser has the power and authority to enter into and perform each of its obligations under this Agreement. This Agreement constitutes a valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as enforcement may be limited by federal and state regulators of Purchaser or by bankruptcy, insolvency, reorganization, moratorium or other laws of general applicability relating to or affecting creditors' rights, or the limiting effect of rules of law governing specific performance, equitable relief and other equitable remedies or the waiver of rights or remedies. Purchaser has taken all corporate action necessary in order to execute and deliver this Agreement, to consummate the transactions contemplated hereby, to assume the Deposit Liabilities, to purchase the Transferred Assets, and to operate the Branch Offices.

Section 6.3.      Non-Contravention.

         The execution and delivery of this Agreement by Purchaser does not, and, subject to the receipt of the approvals and consents described in Schedule
6.3 attached hereto, the consummation of the transactions contemplated by this Agreement will not, constitute (i) a breach or violation of or default under any law, rule, regulation, judgment, order, governmental permit or license, agreement, indenture or instrument of Purchaser or to which Purchaser is subject, which breach, violation or default could have a material and adverse effect on Purchaser, or (ii) a breach or violation of or a default under the articles of incorporation or bylaws of Purchaser or any material contract or other instrument to which Purchaser is a party or by which Purchaser is bound. Except for the approvals and consents described in Schedule 6.3 attached hereto, no notices, reports or other filings are required to be made by Purchaser with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by Purchaser from, any governmental or regulatory authorities in connection with the execution and delivery of this Agreement by Purchaser and the consummation by Purchaser of the transactions contemplated hereby.

Section 6.4.      Legal Proceedings.

         There are no actions, suits or proceedings, whether civil, criminal or administrative, pending or, to Purchaser's knowledge, threatened against or affecting Purchaser which would be reasonably likely to have a material adverse effect on Purchaser or consummation of the transactions contemplated hereby.

Section 6.5.      No Brokers.

Purchaser has engaged the services of Sandler O'Neill & Partners L.P. and will pay any and all commissions due. Except for Purchaser's engagement of Sandler
O'Neill, all negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Seller and Purchaser, and there has been no participation or intervention by any other person, firm or corporation employed or engaged by or on behalf of Purchaser in such a manner as to give rise to any valid claim against Purchaser for a brokerage commission, finder's fee or like commission.

Section 6.6.      Regulatory Matters.

         (a) As of the date hereof, without giving effect to the transactions contemplated hereby is, and upon the consummation of the transactions contemplated hereby, on a pro forma basis, Purchaser will continue to satisfy all of its regulatory capital requirements under the minimum capital ratios of the Office of the Comptroller of the Currency, 12 C.F.R. Part 3.

         (b) Purchaser was rated "Satisfactory" or "Outstanding" following its most recent Community Reinvestment Act examination by the regulatory agency responsible for its supervision.

         (c) As of the date hereof, Purchaser is not aware of any reason relating to Purchaser or any Affiliate of Purchaser why any Regulatory Approval shall not be obtained in a timely manner.

Section 6.7.      Financing Available.

         Purchaser's ability to consummate the transactions contemplated hereby is not contingent on raising any equity capital, obtaining specific financing therefore, consent of any lender or any other matter, other than receipt of consents of third parties to the Real Property Lease Agreements and receipt of any applicable Regulatory Approval and/or notices.


Article 7         Obligations of Parties Prior to and After Effective Time
---------         --------------------------------------------------------


Section 7.1.      Access to Branch Offices.

         As soon as practicable after the date of this Agreement, Seller shall afford to Purchaser and its officers, employees, agents and representatives, upon prior notice and subject to Seller's normal security requirements, at reasonable times without interfering with the normal business and operations of the Branch Offices or the affairs of Seller relating to the Branch Offices, reasonable access to the properties (including without limitation, access on business days and weekends to survey and measure the facilities) and, with the exception of the Loan files and customer information (except as otherwise provided herein with respect to testing), all other books, records, contracts, documents, files and other information of or relating to the Branch Offices, the Transferred Assets and the liabilities to be assumed by Purchaser hereunder. Upon Purchaser's receipt of Regulatory Approvals, Purchaser shall then be given access to the Loan files and customer information. Seller shall cause personnel to be reasonably available during normal business hours, to an extent not disruptive of ongoing operations, to provide information and assistance in connection with Purchaser's investigation of matters relating to the Branch Offices, the Transferred Assets and the liabilities to be assumed by Purchaser hereunder and to familiarize Purchaser with basic policies and operational procedures of Seller relating to the Branch Offices. Seller shall furnish Purchaser with such additional financial and operating data and other information about its business operations at the Branch Offices as may be reasonably necessary for the orderly transfer of the business operations of the Branch Offices. Notwithstanding any other provision hereof, unless prohibited under applicable law, Seller shall make available to Purchaser the employment records of persons employed at the Branch Offices.

Section 7.2.      Regulatory Approvals and Real Property Lease Approvals.

         (a) Purchaser and Seller shall cooperate with each other and use their reasonable commercial efforts to prepare and file within twenty (20) days after the date hereof all necessary applications, notices, petitions and filings, and to obtain as promptly as practicable all permits, consents, approvals and authorizations of all federal and state regulatory authorities or
instrumentalities   which  are   necessary  or  advisable  to   consummate   the
transactions  contemplated  by this  Agreement  (collectively,  the  "Regulatory
                                                                      ----------
Approvals"). It is understood and agreed that Purchaser, as the applicant, shall
---------
have primary responsibility for the preparation and prosecution of all applications for the Regulatory Approvals.

         (b) Seller shall also use its reasonable commercial efforts to contact each of the landlords under the respective Real Property Lease Agreements (each, a "Landlord") within ten (10) business days after the date hereof and to obtain
   --------
as promptly as practicable a letter substantially in the form of Exhibit 7.2(b) and signed on behalf of each Landlord, by which such Landlord unconditionally consents to the assignment and assumption of the relevant Real Property Lease Agreement as contemplated hereby and provides certain assurances to Purchaser with respect to the validity and enforceability of such Real Property Lease Agreement and that under each such Real Property Lease Agreement there is no default by the tenant under the respective Real Property Lease Agreement, including without limitation defaults that may occur upon notice, the passage of time, or both (collectively, the "Real Property Lease Consents"). Purchaser
                                    ------------------------------
shall fully cooperate with and assist Seller in obtaining the Real Property Lease Consents, provided that Purchaser shall not be obligated to incur any out-of-pocket expenses in connection therewith.

Section 7.3.      Conduct of Business; Maintenance of Properties.

         From the date hereof until the Effective Time, Seller shall:

         (a) conduct the business of the Branch Offices in the ordinary and usual course following substantially the same practices and standards, including, without limitation, employment practices, collection practices and practices with respect to the keeping of books, accounts and records;

         (b) cooperate with and assist Purchaser in ensuring the orderly transition of the business of the Branch Offices to Purchaser from Seller;

         (c) maintain the Real Property, Leasehold Improvements and Personal Property in their current condition, ordinary wear end tear excepted; and

         (d) exercise any renewal options with respect to the Real Property Lease Agreements, subject to prior consultation with the Purchaser.

Section 7.4.      Branch Office Operations.

         Notwithstanding the foregoing, between the date of this Agreement and the Effective Time, and except as may be otherwise required by a governmental or regulatory authority, Seller shall not, without the prior written consent of Purchaser, which consent shall not be unreasonably withheld:

         (a) permit the Branch Offices to engage or participate in any material transaction or incur or sustain any obligation which is material to its business, condition or operation;

         (b) permit the Branch Offices to transfer to Seller's other operations or to a third party (other than Purchaser) any Loans or other Transferred Assets, except for (i) supplies, if any, which have a unique function in Seller's business and ordinarily would not be useful to Purchaser, (ii) cash and other normal intra-bank transfers which may be transferred in the ordinary course of business in accordance with normal banking practices and (iii) signs, or those parts thereof, bearing the name and/or logo of Seller or financial institutions acquired by Seller;

         (c) except in the ordinary course of business at the unsolicited request of depositors (i) permit the Branch Offices to transfer to Seller's other operations or to a third party (other than Purchaser) any Deposit Liabilities or (ii) cause any of Seller's other operations to transfer to the Branch Offices any Deposit Liabilities;

         (d) invest in any fixed assets on behalf of any Branch Offices and in replacements of furniture, furnishings and equipment or make or contract to make any improvements in any Branch Office, except for normal maintenance and refurbishing purchased or made in the ordinary course of business;

         (e) enter into or amend any continuing contract (other than Deposit Liabilities and Loans) relating to the Branch Offices, which cannot be terminated without cause and without payment of any amounts as a penalty, bonus, premium or other compensation for termination, or which is not made in the ordinary course of business;

         (f) amend or modify any of its deposit account or Loan practices at the Branch Offices, other than amendments or modifications in the ordinary course of business in accordance with amendments or modifications undertaken at Seller's branches other than the Branch Offices;

         (g) reduce the service charges on any deposit product or fee-based product (e.g. safe deposit boxes, money orders, cashier's checks), unless such reduction is implemented generally in Seller's other branches;

         (h) Lease or sublease any space of the Branch Offices or file any application to relocate any Branch Office or enter into any commitment, agreement, understanding or other arrangements to transfer, assign, encumber or otherwise dispose of any of the Branch Offices or terminate the operations of any of the Branch Offices;

         (i) offer interest rates or terms on any category of deposits at any of the Branch Offices that are not determined in a manner consistent with past practice and procedure, provided that such Branch Offices shall not offer or continue promotional rates and programs without the prior consent on the Purchaser;

         (j) except in the ordinary course of business, sell, transfer, assign, encumber or otherwise dispose of or enter into any contract, agreement or understanding to sell, transfer, assign, encumber or dispose of any material Transferred Asset;

         (k) modify the compensation of any of the employees of the Branch Offices, except for changes occurring in the ordinary course of business consistent with past practices; or

         (l) take, or permit its Affiliates to take, any action (A) impairing Purchaser's rights in any Deposit Liabilities or Transferred Asset, (B) impairing in any way the ability of Purchaser to collect upon any Loan or (C) except in the ordinary course of servicing, waiving any material right, whether in equity or at law, that it may have with respect to any Loan or similar obligation.

In addition, Seller agrees that neither it nor any of its Affiliates nor any of the respective officers and directors of Seller or its Affiliates will, and Seller will use reasonable commercial efforts to cause its employees, agents and representatives (including, without limitation, any investment banker, attorney or accountant retained by it or any of its subsidiaries) not to, solicit or initiate, directly or indirectly, negotiations or discussions with any person or entity other than Purchaser or a representative thereof with respect to an acquisition of the Branches, or the transfer to any person or entity of all or part of the Transferred Assets or the Deposit Liabilities (an "Acquisition
                                                                     -----------
Proposal"),  or engage in any negotiations concerning, or provide any non-public
--------
information or data to, or have any discussions with, any person relating to an Acquisition Proposal, approve or accept an Acquisition Proposal or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal. Seller will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to an Acquisition Proposal.


Section 7.5.      Corporate and Other Consents.

         Seller shall use reasonable commercial efforts to secure all corporate and other non-regulatory consents which are necessary or advisable to consummate the transactions contemplated hereby, except those involving

Purchaser  ("Seller  Consents"),  and Purchaser shall use reasonable  commercial
             ----------------
efforts to secure all corporate and other non-regulatory consents which are necessary or advisable to consummate the transactions contemplated hereby, except those involving Seller (together with Seller Consents, the "Non-Regulatory Consents"). Notwithstanding any other provision hereof, in the
 ------------------------
event that any Real Property Lease Consent cannot be obtained in the manner contemplated by Section 8.3 for any Real Property Lease Agreement relating to a Branch Office, then Purchaser shall have the option of (i) accepting the Transferred Assets and liabilities (including Deposit Liabilities) of such Branch Office without assuming the respective Real Property Lease Agreement or purchasing the Personal Property for that respective Branch Office or (ii) not accepting the Transferred Assets and liabilities (including Deposit Liabilities) of such Branch Office, which shall not be transferred to Purchaser at the Closing. All other provisions of this Agreement will apply to the remaining Branch Offices.

Section 7.6.      Data Processing Services; Delivery of Records.

         (a) Subject to applicable laws, each party hereto agrees to provide to the other data processing and transfer services as shall be reasonably necessary for the conversion and transfer of information concerning the Deposit Liabilities and the Loans into Purchaser's data processing system. Upon Purchaser's receipt of Regulatory Approvals, each party hereto shall provide to the other computer file instructions, which maintain information on the deposit and loan accounts, together with operational procedures necessary to implement the transfer of the information to Purchaser. Seller and Purchaser shall each designate an individual to serve as liaison from the date hereto through the Closing Date concerning operational matters. Seller shall continue to provide post-closing assistance to Purchaser as may be reasonably necessary for a one-year period following the Closing Date.

         (b) On the Closing Date, Seller shall deliver to Purchaser all Records or copies of Records maintained at the premises of the Branch Offices in the normal course of business. No later than ten (10) business days after the Closing Date, Seller shall deliver to Purchaser all Records or copies of Records maintained at locations other than the premises of the Branch Offices in the normal course of business. On the Closing Date, Seller shall deliver to Purchaser the magnetic media Records current as of the Closing Date.

Section 7.7.      Public Announcements.

         Seller and Purchaser agree that, from the date hereof through the Effective Time, and except as otherwise required by law or upon the advise of counsel, neither shall issue any press release or make any other public announcement regarding this Agreement or the transactions contemplated hereby without first consulting with the other party hereto upon the substance and timing of such announcement or comment. Seller and Purchaser further agree, that they will not unreasonably withhold or delay the other party from issuing a press release or making any other public announcement regarding this Agreement or the transaction contemplated hereby. Notwithstanding the foregoing, Seller and Purchaser may issue public announcements only in the form annexed hereto as
Schedule 7.7. In consultation with the other party, each party may file a Current Report on Form 8-K in accordance with the Securities and Exchange Act of 1934, as amended, with the United States Securities Exchange Commission following execution of this Agreement, and at such other times as each party and their counsel shall deem necessary and appropriate.

Section 7.8.      Tax Reporting.

         Except as otherwise required by applicable laws and regulations, Purchaser shall comply with all tax reporting obligations in connection with the Transferred Assets, Deposit Liabilities and other liabilities transferred pursuant to this Agreement with respect to the calendar year in which the Closing Date occurs. With respect to interest bearing Deposit Liabilities and with respect to other matters to the extent that Purchaser is not permitted to make such reports, Seller shall so report with respect to the period from January 1 of the year in which the Closing occurs through the Closing Date and Purchaser shall so report with respect to all periods from the day after the Closing Date. Any amounts required by any governmental entity to be withheld from any of the Deposit Liabilities through the Closing Date shall be withheld by Seller in accordance with applicable laws and regulations and shall be remitted by Seller to the appropriate governmental entity on or prior to the applicable due date. Any such withholding required to be made subsequent to the Closing Date shall be withheld by Purchaser in accordance with applicable laws and regulations and shall be remitted by Purchaser to the appropriate governmental entity on or prior to the applicable due date. Purchaser and Seller shall, prior to the Closing Date, consult with each other, and Seller shall take such actions as are reasonably necessary, to permit Purchaser timely to comply with its obligations pursuant to this Section 7.8.

Section 7.9.      Excluded Asset Removal; Change of Name.

         By the close of business on the Closing Date, Seller will remove, at its own expense and in a manner which does not unreasonably interfere with Purchaser's rights to possess and operate the Branch Offices, all Excluded Assets, including, without limitation, all of its identifying signs relating to the Branch Offices, which it desires to retain. Purchaser and Seller shall coordinate such signage removal with Purchaser's installation of replacement signage so as to minimize cost and conflict. By the close of business of the first business day following the Closing Date, Purchaser shall change to its name the name on all signs and facilities relating to the Branch Offices and, as of the opening of business on the first business day following the Closing Date, Purchaser shall discontinue the use of Seller's name in connection with the Branch Offices, the Deposit Liabilities and the Transferred Assets on all documents, forms, brochures and papers.

Section 7.10.     Further Assurances.

         Each of Purchaser and Seller shall use its best efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary or advisable under applicable laws and regulations or otherwise so as to permit consummation of the transactions contemplated hereby as promptly as reasonably practicable and to otherwise enable consummation of the transactions contemplated hereby, and shall cooperate fully with each other to that end. Each of Seller and Purchaser will execute, acknowledge and deliver such instruments and take such other actions as the other party may reasonably require in order to carry out the intent of this Agreement. Seller will duly execute and deliver such assignments, bills of sale, deeds, acknowledgments and other instruments of conveyance and transfer as shall at any time be necessary or appropriate to vest in Purchaser the full legal and equitable title to the Transferred Assets, free and clear of all Encumbrances. For a period of six (6) months after the Closing Date, each party will promptly deliver to the other all mail and other communications that are properly addressable or deliverable to the other as a consequence of the transactions pursuant to this Agreement.

Section 7.11.     Insurance.

         Seller will maintain in effect until and including the Closing Date casualty and public liability insurance policies relating to the Branch Offices consistent with that which it maintains in connection with its other branch offices.

Section 7.12.     Notices of Default.

         Seller and Purchaser shall each promptly give written notice to the other upon becoming aware of the impending or threatened occurrence of any event which could reasonably be expected to cause or constitute a breach of any of their respective representations, warranties, covenants or agreements contained in this Agreement.

Section 7.13.     Covenant of Non-solicitation and Non-Competition.

         (a) For a period of eighteen (18) months after the Closing Date, Seller shall not, and Seller shall cause its Affiliates not to, (i) solicit any borrower, depositor or other customer of any Branch Office for the purpose of causing such customer to close or transfer an account which is the subject of this Agreement or (ii) seek to entice any borrower, depositor or other customer to open accounts or otherwise transact business with Seller, provided however
                                                                ----------------
that the foregoing shall not apply to (i) customary general advertising and marketing practices not specifically directed at the borrowers, depositors or other customers of the Branch Offices (including solicitations made from mailing lists that are not intended to target customers of the Branches) or (ii) solicitations of customers of the Branch Offices who are also customers of Seller or an Affiliate of Seller at a location other than the Branch Offices.

         (b) If any of the restrictions set forth in Section 7.13 (a) should, for any reason whatsoever, be declared invalid by a court of competent jurisdiction, the validity or enforcement of the remainder of such restrictions and covenants shall not thereby be adversely affected. Each of Seller and Purchaser agree that, if any provision of this Section 7.13 should be adjudicated to be invalid or unenforceable, such provision shall be deemed deleted herefrom with respect, and only with respect, to the operation of such provision in the particular jurisdiction in which such adjudication was made; provided, however, that to the extent any such provision may be made valid and
------------------
enforceable in such jurisdiction by limitations on the scope of the activities, geographical area or time period covered, Seller and Purchaser agree that such provision instead shall be deemed limited to the extent, and only to the extent, necessary to make such provision enforceable to the fullest extent permissible under the laws and public policies applied in such jurisdiction.

         (c) Seller hereby agrees not to purchase or open a de novo brick and mortar branch facility within the counties of Camden, Gloucester and Atlantic in New Jersey for a period of eighteen months following the Closing Date; provided, however, that Seller, and its affiliates, shall be expressly permitted to acquire a financial institution consisting of not less than three banking branch offices notwithstanding the fact that such financial institution to be acquired has a branch or other facility in such location.

Section 7.14.     Settlement Operations after Closing.

         For a period of ninety (90) days after the Closing Date, or, with the prior written consent of Seller, for such longer period as Purchaser may reasonably determine to be necessary:

         (a) Seller shall remit to Purchaser all payments received by Seller intended for deposit to accounts which are Deposit Liabilities.

         (b) Seller shall cooperate with Purchaser and take all reasonable steps required by Purchaser to ensure that, with respect to checks or drafts drawn against accounts which are Deposit Liabilities assumed by Purchaser hereunder, each such item which is coded for presentment to Seller is available for delivery to Purchaser's messenger at Seller's agent's offices located in Glen Rock, New Jersey as soon as possible but no later than 11:59 A.M. of the next business day following presentment to Seller, it being understood that Seller shall be under no obligation with respect to any such items after their delivery, if the items are timely delivered in the agreed upon manner. Purchaser and Seller hereby acknowledge that time is of the essence with respect to the foregoing.

         (c) Seller shall, on the same business day that request is made by Purchaser (provided that a written request is made by 2:30 P.M. on such business day), remit to Purchaser electronic funds transfer deposits and deposits made through automated clearing house transactions made after the Effective Time with respect to accounts allocated to the Branch Offices. Following the Closing, Seller and Purchaser shall cooperate to obtain all consents necessary to enable electronic funds transfer deposits and automated clearing house transactions with respect to the Deposit Liabilities to be made directly to Purchaser.

         (d) To the extent permitted by law and the applicable deposit contracts, Purchaser agrees that it will honor all properly drawn checks, drafts, withdrawal orders and similar items drawn on the checks, drafts or withdrawal forms of Seller by Seller's depositors whose Deposit Liabilities are assumed by Purchaser and which are timely presented to Purchaser by mail, or over its counters or through clearing houses, and, if applicable, to reimburse Seller, in full, on the same business day of Seller's written request for reimbursement (provided such request is made by 2:30 P.M. of such business day), should Seller make payment on any such check or draft. Request for reimbursement may be made prior to Seller's making a physical delivery to Purchaser of checks, drafts, withdrawal orders or similar items, provided that such physical delivery is made as promptly as practicable. Purchaser further agrees that it will in all other respects discharge, in the ordinary course of business, the duties and obligations of Seller with respect to balances due and owing to the depositors whose Deposit Liabilities are assumed by Purchaser hereunder.

         (e) Purchaser and Seller agree that all amounts required to be remitted by either such party to the other party hereto pursuant to this Section 7.14 shall be settled on a daily basis. Any amounts to be paid by Seller to Purchaser shall be netted daily against any amounts to be paid by Purchaser to Seller, such that only one amount, representing the net amount due, shall be transferred on a daily basis by the party with the higher amount of remittances for such day.

Section 7.15.     IRA and Keogh Accounts.

         On or before the Closing Date, Seller shall (i) resign as of the close of business on the Closing Date as the trustee or custodian, as applicable, of each IRA and Keogh Account of which it is the trustee or custodian, (ii) to the extent permitted by the documentation governing each such IRA and Keogh Account and applicable law, appoint Purchaser as successor trustee or custodian, as applicable, of each such IRA and Keogh Account, and Purchaser hereby accepts each such trusteeship or custodianship under the terms and conditions of Purchaser's plan documents for its IRA and Keogh Accounts , and assumes all fiduciary and custodial obligations with respect thereto as of the close of business on the Closing Date, and (iii) deliver to the IRA grantor or Keogh Account named fiduciary of each such IRA or Keogh Account such notice of the foregoing as is required by the documentation governing each such IRA or Keogh Account or applicable law. Purchaser shall be solely responsible for delivering its IRA and Keogh Account documents to the applicable IRA grantor and Keogh Account named fiduciary, including but not limited to a beneficiary designation form to be completed by the applicable IRA grantor or Keogh Account participant; provided, however, that in the event that an IRA grantor or Keogh Account or
------------------
participant dies before such time as Purchaser receives a properly completed beneficiary designation form, Seller shall make available to Purchaser such information as may exist in Seller files regarding any beneficiary designation it may have regarding such decedent. If, pursuant to the terms of the documentation governing any such IRA or Keogh Account or applicable law, the Seller is not permitted to appoint Purchaser as successor trustee or custodian, or the IRA grantor or Keogh Account named fiduciary objects in writing to such designation, or is entitled to, and does, in fact, name a successor trustee or custodian other than Purchaser and the assumption of such deposit liabilities included in such IRA or Keogh Account would result in a loss of qualification of such IRA or Keogh Account under the Code or applicable IRS regulations, all deposit liabilities of such Seller held under such IRA or Keogh Account shall be excluded from the Deposit Liabilities. Upon appointment as a successor custodian for such IRA Deposit Liabilities or as a successor trustee for such IRAs or Keogh Accounts, Purchaser shall perform the services and carry out the duties and obligations required of it under the applicable plans, the Code and applicable Federal and state laws and regulations.

         Section 7.16      Training and Customer Assistance.

         (a) Seller shall permit Purchaser to train the Seller's Accepting Employees during the two-week period before the Effective Time with regard to Purchaser's operations, policies and procedures at Purchaser's sole cost and expense. This training may take place at the Branch Offices at such times to be determined in cooperation with Seller and shall be conducted in a manner so as to not interfere with the business operations of the Branch Offices. Seller shall permit Purchaser to establish and staff a customer representative help desk and information telephone line at the Branch Offices commencing ten (10) days prior to the anticipated Effective Time to assist Branch Offices customers and shall be conducted in a manner so as to not interfere with the business operations of the Branch Offices.

         (b) Seller shall permit Purchaser or Purchaser's agents, during normal business hours and upon at least twenty-four (24) hours' prior written notice to Seller, (i) during the thirty (30) day period prior to the Effective Time, to install telecommunications lines, electrical lines and networking connections at the Branch Offices and (ii) during the fourteen (14) day period prior to the Effective Time, to deliver and test computer and telecommunications equipment installed by or on behalf of Purchaser at the Branch Offices, provided, however, that (a) Purchaser shall comply with all laws and, in the case of any leased Branch Offices, the terms and conditions of the applicable Real Property Lease Agreement, including without limitation any requirement to obtain the landlord's consent, (b) Purchaser may store equipment only to the extent that space is available and Purchaser shall store equipment only in the areas designated by Seller in its discretion, which areas shall not include any portion of the banking area or any other operational area of the Branch office, (c) any items stored by Seller on behalf of Purchaser in or around the Branch Offices shall be at Purchaser's sole risk and Seller shall have no liability for any loss or damage thereto, (d) Purchaser shall not access, disrupt or otherwise interfere with Seller's telecommunications and computer equipment and network. and (e) Purchaser shall not interfere with Seller's operations in the Branch Offices. Purchaser agrees to indemnify, save, defend and hold Seller, its agents, officers, employees and representatives, harmless from any and all causes of action, claims, demands, losses, liabilities, judgments, costs and expenses (including reasonable attorney's fees) relating to any injury or death to person or damage to property resulting from Purchaser's activities at the Branch Offices pursuant to this Section

7.16, except and to the extent that same arises out of the negligence or willful misconduct of Seller, its agents, employees, contractors or licensees.

         Section 7.17      Due Diligence/Environmental Matters/Building Systems,

         (a) Seller will make an application for a letter of non-applicability ("LNA") pursuant to the State of New Jersey Industrial Site Recovery Act
  ---
("ISRA") as set forth in N.J.S.A.  13:1K-6 et. Seq., as amended, with respect to
  ----
the Real Property and this transaction and Seller shall furnish copies of said application to Purchaser. In the event Seller is unable to procure a LNA by the Effective Time, the Purchaser will have the option of (i) postponing the Effective Time until the Seller receives the LNA, but in no event may Purchaser postpone the Effective Time beyond December 31, 2003, or (ii) may consummate the Transaction without receiving the LNA.

         (b) Purchaser may, within twenty (20) days from the date of this Agreement, at its sole cost and expense, arrange for an engineering inspection and report with respect to the plumbing, electrical, HVAC, roof, structure, air transport systems, foundations, drainage, sewage, underground storage tanks and parking facilities (collectively, the "Building Systems") at the Branch Offices
                                        ----------------
to ensure that the Building Systems are in reasonably good working condition, ordinary wear and tear excepted, and in compliance in all material respects with the ADA. Conditions that may not be in compliance with current ADA standards, shall be deemed in compliance with the ADA to the extent the ADA allows preexisting conditions to remain. If the inspection reveals the existence of defects in the Building Systems which materially interfere with the use of any of the Branch Offices for its intended purposes (collectively, the "Physical
                                                                        --------
Defects"), the Purchaser shall so notify Seller in writing (the "Defect Notice")
-------
no later than thirty-five (35) days following the date hereof, citing such Physical Defects with specificity and providing Seller with a copy of the engineer's report. No later than twenty-five (25) days following the date on which Seller receives the Defect Notice, Seller shall notify Purchaser in writing, as to which of the Physical Defects, if any, Seller disputes (the "Disputed Physical Defects") and which Physical Defects, if any, the Seller will
 -------------------------
agree to correct prior to the Effective Time. To the extent Seller notifies Purchaser of Disputed Physical Defects, Seller and Purchaser shall promptly meet to resolve any disagreement as to the Disputed Physical Defects. If the disagreement is not resolved within a thirty (30) day period, the dispute shall be referred to a Dispute Resolver, which shall be asked (A) to determine whether the Disputed Physical Defect is in fact a Physical Defect, (B) whether the appraisal has taken into consideration the Disputed Physical Defect and (C) how much, if any, should be the Repair Estimate to be apportioned as defined below. To the extent Seller does not agree to correct the agreed upon Physical Defects, and the defect is not already factored into the appraised value of the respective Real Property and the Physical Defects are reasonably estimated to cost more than $10,000 per any individual facility, as set forth in a written estimate (the "Repair Estimate") prepared by a registered architect or licensed
               ---------------
professional engineer selected by Purchaser and Seller, then (i) Purchaser shall be entitled to a reduction in the Purchase Price equal to (A) fifty percent (50%) times (B) the excess of the estimated cost to correct the agreed upon Physical Defects over $10,000 per any individual facility and (ii) at the Effective Time, Purchaser shall accept possession of the Branch Offices premises in their then "As Is" condition and Seller shall not be obligated to take any corrective action with respect to such agreed upon Physical Defects. This provision shall not apply to any Physical Defects for leased property which the respective Landlord is responsible for maintaining.

         (c) Notwithstanding the provisions of Section 7.17(b) herein, the Purchaser shall have the following rights under this Agreement: Purchaser shall have thirty (30) days from the date of execution of this Agreement to cause an independent environmental consultant of its choice to inspect and audit the buildings, leasehold improvements and real property related to the Branch Offices for the existence of any and all environmental conditions and any and all violations of environmental laws, as is commonly referred to as a Phase I environmental study (the "Environmental Audit"). The Purchaser shall pay the
                            --------------------
cost of such Environmental Audit. If such Environmental Audit discovers any environmental condition that constitutes a violation of current laws and/or regulations ("Environmental Condition"), the Purchaser may deliver written
               ------------------------
notice of exclusion  of the affected  branch  office  ("Excluded  Branch") on or
                                                        ----------------
before the day which is forty (40) days from the date of the Agreement, which notice shall identify such Environmental Condition. Seller shall have twenty-five (25) days from the receipt of such notice of exclusion to notify Purchaser in writing that Seller agrees to undertake such actions as are necessary to cure such defects or conditions to the satisfaction of the New Jersey Department of Environmental Protection and/or any other governmental authorities having jurisdiction, in which case such notice of exclusion shall be deemed withdrawn. Alternatively, if Seller does not agree in writing within such twenty-five (25) day time period to remedy such Environmental Condition, then the Purchaser shall have the right to proceed with the Transaction without inclusion of the Branch Office related to such Environmental Condition being a part of the Transaction, in which case the Purchase Price shall not include the Fair Market Value of the
Branch Office if said Branch Office consists of Real Property, and alternatively, the Seller and Purchaser shall enter into a long-term lease of such Branch Office on terms commercially reasonable in order to facilitate the Transaction. In the event Purchaser elects not to accept or lease, pursuant to this section, two or more Branch Offices, Seller shall have the right to terminate this Agreement. The Purchaser shall furnish the Seller with a copy of the results of such Environmental Audit within three (3) business days of receipt of such report. The result of such Environmental Audit shall not be disclosed to any third party without the prior written consent of the Parties.

         (d) No information or the contents of any environmental audits, nor the results of any investigation of the real estate conducted pursuant to this section, including, but not limited to, the contents of the report issued in connection therewith, shall be disclosed by Purchaser or its agents, consultants or employees to any third party without Seller's prior written approval, unless and until Purchaser is legally compelled to make such disclosure under applicable laws or until Purchaser completes the transaction contemplated by this Agreement. Notwithstanding the foregoing, Purchaser may disclose such matters to its directors, executive officers, legal counsel and such employees who are reasonably required to receive such disclosure (such parties being referred to as "Purchaser" for purposes of this section), the specific identities of whom shall be supplied to Seller prior to any permitted disclosure to such party by Purchaser. If this Agreement is terminated for any reason, Purchaser shall immediately deliver and/or return to Seller any and all documents, plans and other items furnished to Purchaser pursuant to this Section.

         (e) As of the Effective Time, Purchaser will have examined and inspected the physical nature and condition of the Real Property and will purchase the same "AS IS" on the date thereof, subject to reasonable wear and tear and the provisions of this Section 7.17. Neither Seller nor any agent, partner, employee, or representative of Seller has made any representation whatsoever regarding the Real Property or any part thereof, or anything relating to the subject matter of this Agreement, except as expressly set forth in this Agreement; and Purchaser, in executing, delivering and performing this
Agreement, has not and does not rely upon any statement, information, or representation to whomsoever made or given, whether to Purchaser or others, and whether directly or indirectly, verbally or in writing, made by any person, firm or corporation, except as expressly set forth in this Agreement.

         Section 7.18.     Damage or Destruction.

If, prior to the Closing, the Real Property is damaged by fire, vandalism, acts of God, or other casualty or cause, and the Real Property is not repaired to substantially the same condition as existed immediately before such casualty, then Purchaser shall have the option of (a) proceeding with the Closing and accepting the Real Property as it is together with the insurance proceeds, if any, and the right to receive the same and Purchaser shall receive a credit at the Closing in the amount of any deductible, or (b) if the reasonable cost of repair and/or replacement (as determined by an architect or engineer selected by Seller and reasonably satisfactory to Purchaser) exceeds 25% of the Fair Market Value thereof, excluding such Real Property from this Transaction. If Purchaser elects option (a) above, Seller agrees to cooperate with Purchaser in any loss adjustment negotiations, legal actions and agreements with the insurance company, and to assign to Purchaser at Closing, in form and substance reasonable satisfactory to Purchaser, its rights to such insurance proceeds (and pay over to Purchaser any such proceeds already received), and Seller will not settle any insurance claims or legal actions relating thereto without Purchaser's prior written consent.

Article 8         Conditions to Purchaser's Obligations
---------         -------------------------------------

         Unless waived in writing by Purchaser, the obligation of Purchaser to complete the transactions contemplated in this Agreement are conditioned upon fulfillment, on or before the Closing, of each of the following conditions.

Section 8.1.      Representations and Warranties True.

         The representations and warranties made by Seller in this Agreement shall be true and correct in all material respects (other than representations or warranties qualified by materiality which shall be true and correct in all respects) on and as of the Closing Date as though such representations and warranties were made on and as of the Closing Date, except for any representation and warranty which specifically relates to an earlier date and any changes permitted by the terms hereof or consented to in writing by Purchaser.

Section 8.2.      Obligations Performed.

         Seller shall have (i) delivered or made available to Purchaser all of those items required by Section 3.2(b) hereof and (ii) performed and complied in all material respects with all obligations and agreements required by this Agreement to be performed or complied with by it prior to or on the Effective Time.

Section 8.3. Regulatory Approvals, Real Property Lease Agreements and Other Non-Regulatory Consents.

         Subject to Section 7.5, all Regulatory Approvals and all other consents, approvals and authorizations required to be obtained prior to the Closing from governmental and regulatory authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and all of the Real Property Lease Consents and all of the other Seller Consents shall have been obtained, and shall remain in full force and effect, all waiting periods applicable to the consummation of the transactions contemplated hereby, shall have expired or been terminated and all required regulatory filings shall have been made; provided, however, that no
                                                      -----------------
Regulatory Approval, Real Property Lease Consents or other Seller Consents shall have imposed any condition, commitment or requirement that would adversely affect in a material way (i) Purchaser's operation of all the Branch Offices or
(ii) Purchaser or any of its Affiliates with respect to their present businesses or activities.

Section 8.4.      Orders.

         No court or governmental or regulatory authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect which would adversely affect in a material way (i) Purchaser's operation of all the Branch Offices or
(ii) Purchaser or any of its Affiliates with respect to their present businesses or activities.

Section 8.5       Receipt of Occupancy Permits.

Purchaser shall receive all necessary Certificates of Occupancy, Certificates of Completion, Board of Fire Underwriters Certificates or other appropriate documents issued by the applicable municipality, for each Branch Office as deemed necessary to continue operations of each Branch Office in accordance with its intended use; provided that subject to the provisions of Section 7.17(b), any repairs or improvements to such Branch Offices required as a condition to issuance of such certificates or other appropriate documents shall be contracted for and paid by the Seller or an appropriate credit shall be given in favor of the Purchaser on the Initial Closing Statement related to such necessary expenditures.


Article 9         Conditions to Seller's Obligations
---------         ----------------------------------

         Unless waived in writing by Seller, the obligation of Seller to complete the transactions contemplated in this Agreement are conditioned upon fulfillment, on or before the Closing, of each of the following conditions.

Section 9.1.      Representations and Warranties True.

         The representations and warranties made by Purchaser in this Agreement shall be true and correct in all material respects (other than representations or warranties qualified by materiality which shall be true and correct in all respects) on and as of the Closing Date as though such representations and warranties were made on and as of the Closing Date, except for any representation and warranty which specifically relates to an earlier date and any changes permitted by the terms hereof or consented to by Seller.

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

Section 9.2.      Obligations Performed.

         Purchaser  shall have (i)  delivered to Seller those items  required by
Section 3.2(c) hereof and (ii) performed and complied in all material respects with all obligations and agreements required by this Agreement to be performed or complied with by it prior to or on the Effective Time.

Section 9.3. Regulatory Approvals, Real Property Lease Agreements and Other Non-Regulatory Consents.

         The condition set forth in Section 8.3 shall have been satisfied.


Article 10        Termination
----------        -----------


Section 10.1.     Methods of Termination.

         This Agreement may be terminated in any of the following ways:

         (a) by Seller or Purchaser if the Closing has not occurred on or before the 200th day following the date hereof, provided that this right to terminate shall not be available to any party whose failure to perform an obligation in breach of such party's obligations under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur by such time;

         (b) at any time on or prior to the Effective Time by the mutual consent in writing of Purchaser and Seller;

         (c) by Purchaser in writing if the conditions set forth in Article 8 of this Agreement shall not have been met by Seller or waived in writing by Purchaser prior to the date fixed for Closing, plus any reasonable adjournment thereof, provided that Purchaser's failure to perform an obligation in breach of its obligations under this Agreement was not the cause of, or resulted in, Seller's failure to fulfill any such condition;

         (d) by Seller in writing if the conditions set forth in Article 9 of this Agreement shall not have been met by Purchaser or waived in writing by Seller prior to the date fixed for Closing, plus any reasonable adjournment thereof, provided that Seller's failure to perform an obligation in breach of its obligations under this Agreement was not the cause of, or resulted in, Purchaser's failure to fulfill any such condition;

         (e) any time prior to the Effective Time, by Seller or Purchaser in writing if the other shall have been in breach of any representation and warranty in any material respect (as if such representation and warranty had been made on and as of the date hereof and on the date of the notice of breach referred to below), or in breach in any material respect of any covenant, undertaking or obligation contained herein, and such breach has not been cured by the earlier of fifteen (15) days after the giving of notice to the breaching party of such breach or the Effective Time; or

         (f) by Seller or Purchaser in writing at any time after any applicable regulatory authority has denied approval of any application for a Regulatory Approval (it being understood that a request for additional information shall not constitute a denial of approval) or by Purchaser if any condition, commitment or requirement is imposed in connection with any Regulatory Approval that would adversely affect in a material way (i) Purchaser's operation of all the Branch Offices or (ii) Purchaser or any of its Affiliates with respect to their present businesses or activities.

Section 10.2.     Procedure Upon and Effect of Termination.

         In the event of termination pursuant to Section 10.1 hereof, and except as otherwise stated therein, written notice thereof shall be given to the other party, and this Agreement shall terminate immediately upon receipt of such notice unless an extension is consented to by the party having the right to terminate, provided that (i) Sections 11.1, 11.5 and this Section 10.2 shall survive any such termination and (ii) a termination shall not relieve a breaching party from  liability  for an  intentional  or grossly  negligent  breach of any
covenant,   undertaking,   representation   or  warranty  giving  rise  to  such
termination.


Article 11        Miscellaneous Provisions
----------        ------------------------


Section 11.1.     Expenses.

         Except as otherwise provided herein, Seller and Purchaser each shall pay all of their own out-of-pocket expenses in connection with this Agreement, including, accounting, consulting, professional and legal fees, if any, whether or not the transactions contemplated by this Agreement are consummated. Purchaser shall also pay costs and expenses relating to the assignments of mortgages, financing statements, notes, security agreements or other instruments applicable to or arising in connection with the transfer, assignment or assumption of the Loans (and mortgages, financing statements, notes, security agreements and other instruments relating thereto) or the Personal Property.

Section 11.2.     Amendment and Modification.

         The parties hereto, by mutual consent, may amend, modify and supplement this Agreement in such manner as may be agreed upon by them in writing.

Section 11.3.     Waiver or Extension.

         Except with respect to the Regulatory Approvals, either party, by written instrument signed by a duly authorized officer, may extend the time for the performance of any of the obligations or other acts of the other party and may waive (a) any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (b) compliance with any of the undertakings, obligations, covenants or other acts contained herein.

Section 11.4.     Successors and Assigns.

         This Agreement and all of the provisions hereof shall be binding upon, and shall inure to the benefit of, the parties hereto and their permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto without the prior notice to the other.

Section 11.5.     Confidentiality.

         (a) All information furnished previously in connection with the transactions contemplated by this Agreement or pursuant hereto shall be treated as the sole property of the party furnishing the information until consummation of the transactions contemplated hereby and, if such transactions shall not occur, the party receiving the information shall return to the party which furnished such information or destroy all documents or other materials containing, reflecting or referring to such information, shall use its best efforts to keep confidential all such information, and shall not use such information for any competitive or other commercial purposes. The obligation to keep such information confidential shall continue for three years from the date the proposed transaction is consummated or abandoned but shall not apply to (i) any information which (x) was already in the receiving party's possession prior to the disclosure thereof by the party furnishing the information; (y) was then generally known to the public; or (z) became known to the public through no fault of the party receiving the information; or (ii) disclosures pursuant to a legal requirement or in accordance with an order of a court of competent jurisdiction, provided that the party which is the subject of any such legal requirement or order shall use its reasonable efforts to give the other party at least ten (10) business days prior notice thereof.

         (b) Seller and Purchaser, and Seller and Purchaser will cause their respective Affiliates to, agree to keep confidential the terms of this Agreement, including but not limited to the Purchase Price, and the negotiations relating hereto, except as detailed at Section 7.7 herein or (i) to the extent this Agreement and negotiations need to be disclosed to obtain Regulatory Approvals, (ii) for disclosures made in accordance with the terms of this Agreement, and (iii) for disclosures pursuant to a legal requirement or in accordance with an order of a court of competent jurisdiction or to satisfy a party's reporting obligations, provided that the party which is the subject of any such legal requirement or order shall use its reasonable efforts to give the other party at least two (2) business days prior notice thereof.

Section 11.6.     Addresses for Notices, Etc.

         All notices, consents, waivers and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) five (5) days after being deposited in the United States Mail by registered or certified mail, return receipt requested, (c) sent by telecopy (with electronic confirmation of receipt), provided that a copy is mailed by registered or certified mail, return receipt requested, or (d) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopy numbers set forth below (or to such other addresses and telecopy numbers as a party may designate by notice to the other parties):

         If to Seller:

         New York Community Bank
         615 Merrill Avenue
         Westbury, New York 11590
         Attn:    Joseph R. Ficalora, Chief Executive Officer
         Fax:     516-683-8344

         With a copy to:

         New York Community Bank
         615 Merrill Avenue
         Westbury, New York 11590
         Attn:    Mark A. Ricca, General Counsel
         Fax:     516-683-8385

         And a copy to:

         Lowenstein Sandler PC
         65 Livingston Ave.
         Roseland, NJ 07068-1791
         Attn:    Steven J. Tsimbinos, Esq.
         Fax:     973-597-2537

         If to Purchaser:

         Sun National Bank
         226 Landis Avenue
         Vineland, NJ 08360
         Attn:    Thomas A. Bracken, President and Chief Executive Officer
         Fax:     856-691-6763

         With a copy to:

         Malizia Spidi & Fisch, PC
         100 New York Avenue, NW
         Suite 340 West
         Washington, DC  20005
         Attn:    Richard Fisch, Esq.
         Fax:     202-434-4661

Section 11.7.     Counterparts; Facsimile.

         This  Agreement  may  be  executed   simultaneously   in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Execution and delivery of this Agreement by facsimile transmission shall constitute execution and delivery of this Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

Section 11.8.     Headings.

         The headings of the Sections and Articles of this Agreement are inserted for convenience only and shall not constitute a part thereof or affect in any way the meaning or interpretation of this Agreement.

Section 11.9.     Governing Law.

         This Agreement shall be governed by, and construed in accordance with, the laws of the State of New Jersey (without regard to principles of conflicts of law).


Section 11.10.    Sole Agreement.

         This Agreement and the schedules and exhibits hereto represent the entire agreement between the parties hereto respecting the transactions contemplated hereby and all prior or contemporaneous written or oral proposals, agreements in principle, representations, warranties and understandings between the parties with respect to such matters are superseded hereby and merged herein.


Section 11.11.    Parties in Interest.

         Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon or give to any person (other than the parties hereto, their successors and permitted assigns) any rights or remedies under or by reason of this Agreement, or any term, provision, condition, undertaking, warranty, representation, indemnity, covenant or agreement contained herein.

Section 11.12.    Specific Performance.

         The parties hereto acknowledge that monetary damages could not adequately compensate either party hereto in the event of a breach of this Agreement by the other, that the non-breaching party would suffer irreparable harm in the event of such breach and that the non-breaching party shall have, in addition to any other rights or remedies it may have at law or in equity, specific performance and injunctive relief as a remedy for the enforcement hereof.

Section 11.13.    No Jury Trial.

         Each party hereto acknowledges and agrees that any controversy which may arise under this Agreement or any of the agreements contemplated by this Agreement is likely to involve complicated and difficult issues, and therefore each such party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect to any litigation directly or indirectly arising out of or relating to this Agreement or the transactions contemplated by this Agreement. Each party certifies and acknowledges that (i) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (ii) each such party understands and has considered the implications of this waiver, (iii) each such party makes this waiver voluntarily, and (iv) each such party has been induced to enter into this Agreement by, among other things, the waivers and certifications in this Section 11.13.

Section 11.14.    Bulk Sales

         Seller and Purchaser hereby waive compliance with any bulk sale notification provisions or laws, including without limitation those contained in
Section 1141(C) Article 28 of the New York State Sales and Use Tax Law applicable to the transactions contemplated by this Agreement. Seller (and its successors and assigns) shall indemnify and hold harmless Purchaser from and against any liability of Seller asserted against Purchaser as a result of non-compliance with such bulk sales law, other than liability for sales or use tax imposed upon the sale of the assets transferred pursuant to this Agreement, the payment of which shall be made as provided in Section 2.8(c). This provision shall survive the Closing.

Section 11.15.    Calendar Days and Business Days

         Unless specified specifically, all references to "days" shall refer to calendar days.

           [THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers as of the date first above written.


                           SUN NATIONAL BANK


                           By:      /s/Thomas A. Bracken
                                    --------------------------------------------
                                    Name:  Thomas A. Bracken
                                    Title: President and Chief Executive Officer



                           NEW YORK COMMUNITY BANK


                           By:      /s/Thomas R. Cangemi
                                    --------------------------------------------
                                    Name:  Thomas R. Cangemi
                                    Title: Executive Vice President